UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-23330

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	03/31
Date of reporting period:	09/30/22

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.

SEMI-ANNUAL REPORT September 30, 2022

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

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DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from April 1, 2022, through September 30, 2022, as provided by the fund’s primary portfolio managers, Chris Barris, Kevin Cronk, Jonathan Desimone, Hiram Hamilton and Suhail A. Shaikh, of Alcentra NY, LLC, sub-adviser

Market and Fund Performance Overview

For the six-month period ended September 30, 2022, BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc. (the “fund”) produced a total return of −13.66% on a net-asset-value basis. Over the same time period, the fund paid dividends of $3.50 per share.1 In comparison, the ICE BofA Global High Yield Index (the “Index”), the fund’s benchmark, posted a total return of −13.71% for the same period.2

Most global, fixed-income prices declined over the six months under pressure from increasing inflation and sharp increases in the federal funds rate from the U.S. Federal Reserve (the “Fed”). The fund outperformed the Index primarily due to advantageous asset class, credit quality, sector and duration positioning.

The Fund’s Investment Approach

The fund seeks to provide total return consisting of high current income and capital appreciation. The fund normally invests at least 80% of its “Managed Assets”3 in credit instruments and other investments with similar economic characteristics, including: first and second lien, senior secured loans, as well as investments in participations and assignments of such loans; senior unsecured, mezzanine and other collateralized and uncollateralized subordinated loans; unitranch loans; corporate debt obligations other than loans; and structured products, including collateralized bond, loan and other debt obligations, structured notes and credit-linked notes. The fund’s assets are allocated to certain credit strategies, focusing on (i) senior structured loans; (ii) direct lending and subordinated loans; (iii) special situations; (iv) structured credit; and (v) corporate debt. The fund expects to invest a substantial portion of its Managed Assets, and may invest without limit, in credit instruments that, at the time of investment, are rated below investment grade, or, if unrated, determined to be of comparable quality by Alcentra NY, LLC, the fund’s sub-adviser.

Floating Rate Outperforms as Interest Rates Rise

Inflation increased during the reporting period under pressure from rising energy and commodity prices and global supply-chain disruptions, further exacerbated by the geopolitical uncertainties and western sanctions resulting from Russia’s invasion of neighboring Ukraine. In response, the Fed raised rates, implementing its first rate hike since September 2018, in March 2022. The Fed followed that initial rate hike of 0.25% with a 0.50% increase in May, and three consecutive 0.75% increases in June, July and September—its most aggressive series of rate increases in decades. In total, the rate climbed from a range of 0.25-0.50% at the beginning of the period to 3.00-3.25% as of September 30, 2022, with further increases projected by the end of the year. The Fed also began the process of quantitative tightening, scaling back bond purchases as it allowed existing holdings to mature.

In the face of these changes, U.S. bond prices trended lower, spreads widened, and yields crept higher, with the sharpest rise in yields occurring in the short end of the yield curve.

While the benchmark 10-year Treasury bond yield rose from 2.39% on April 1, 2022 to 3.83% on September 30, 2022, the 2-year Treasury bond yield rose from 2.44% to 4.22% during the same period. The spread between the 10-year and 2-year Treasury turned positive in early April and remained so in May and June; however, the yield curve inverted again (with short-term Treasury bonds offering higher yields than their longer-term counterparts) in July and remained inverted throughout the second half of the period. Not surprisingly, given these conditions, short-duration instruments generally outperformed their longer-duration counterparts during the period. With risks of an economic slowdown increasing and investor sentiment turning increasingly negative, Treasury bonds broadly outperformed corporate credits of similar duration, while among corporates, higher-rated instruments generally outperformed their lower-rated peers and high yield funds experienced significant outflows and low rates of issuance. Floating-rate bonds, which offer a degree of protection against rising interest rates, delivered stronger returns than most fixed-income securities. Collateralized loan obligations (CLOs), which also feature floating rates, outperformed fixed-rate securities, but lagged floating-rate bank loans amid high levels of volatility.

Allocation and Selection Enhance Returns

Several allocation decisions bolstered the fund’s returns relative to the Index during the period. Most significantly, the fund emphasized floating-rate assets over fixed-rate bonds. Relative returns also benefited from modest holdings of global U.S.-dollar- and euro-denominated loans and special situations. Conversely, relative returns were constrained by disappointing performance among CLOs, which represented the fund’s largest single area of investment, and by the fund’s emphasis on corporate credits rated B. The fund’s global high yield holdings also detracted from performance, although underweight exposure to the underperforming European component limited the negative impact. A small position in direct lending had minimal effect on the fund’s relative returns.

Increasing Bank Loan Exposure and Focusing on the Long Term

As of the end of the reporting period, market sentiment was dominated by concerns regarding the Fed’s response to inflation and the potential impact of rising interest rates on economic growth. With further tightening expected through the end of 2022, and likely beyond, we expect volatility to remain high until clear signs emerge that the Fed’s efforts are bringing inflation under control. In addition, geopolitical tensions related to Russia’s ongoing invasion of Ukraine continue to further cloud the outlook for equity and bond markets alike. At the same time, the underlying fundamentals of the high yield asset class remain positive in terms of credit metrics, liquidity and default outlook.

In view of the market’s current challenges, we have reduced the fund’s exposure to high yield bonds in favor of greater exposure to bank loans, which tend to perform better during times of rising interest rates. As high yield opportunities grow more attractive, we may reestablish larger positions in the asset class. The fund also has capacity to add additional exposure to special situations when attractive investment opportunities arise. While the fund’s CLO positions have underperformed of late amid high levels of market volatility, we believe these positions are likely to recover in the longer term as central banks grapple more

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

effectively with inflation. Accordingly, rather than locking in current losses, we believe the fund’s shareholders are best served by maintaining current positions until conditions improve.

October 17, 2022

1  Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon tender, fund shares may be worth more or less than their original cost.

2  Source: FactSet — The ICE BofA Global High Yield Index is a measure of the global high-yield debt market. The index represents the union of the U.S. high yield, the pan-European high yield and emerging-markets, hard currency, high yield indices. Investors cannot invest directly in any index.

3  “Managed Assets” of the fund means the total assets of the fund, including any assets attributable to leverage (i.e., any loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), preferred stock or other similar preference securities (“Preferred Shares”), or the use of derivative instruments that have the economic effect of leverage), minus the fund’s accrued liabilities, other than any liabilities or obligations attributable to leverage obtained through (i) indebtedness of any type (including, without limitation, Borrowings), (ii) the issuance of Preferred Shares, and/or (iii) any other means, all as determined in accordance with generally accepted accounting principles.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

Credit risk is the risk that one or more credit instruments in the fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status.

Collateralized Loan Obligations (“CLOs”) and other types of Collateralized Debt Obligations (“CDOs”) are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs and other types of CDOs may be characterized by the fund as illiquid securities. In addition to the general risks associated with credit instruments, CLOs and other types of CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CLO or CDO is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The Senior Secured Loans in which the fund invests typically will be below-investment-grade quality. Although, in contrast to other below-investment-grade instruments, Senior Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower, the risks associated with Senior Secured Loans are similar to the risks of below-investment-grade instruments. Although the Senior Secured Loans in which the fund invests will be secured by collateral, there can be no assurance that such collateral can be readily liquidated or that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. Additionally, if a borrower under a Senior Secured Loan defaults, becomes insolvent or goes into bankruptcy, the fund may recover only a fraction of what is owed on the Senior Secured Loan or nothing at all. In general, the secondary trading market for Senior Secured Loans is not fully developed. Illiquidity and adverse market conditions may mean that the fund may not be able to sell certain Senior Secured Loans quickly or at a fair price.

Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Secured Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. Subordinated Loans are subject to the additional risk that the cash flow of the borrower and collateral securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated, unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Secured Loans and may be less liquid.

The use of leverage magnifies the fund’s investment, market and certain other risks. For derivatives with a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.

The fund to a limited extent may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

STATEMENT OF INVESTMENTS
September 30, 2022 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 90.6%
Advertising - .5%
Advantage Sales & Marketing Inc., Sr. Scd. Notes		6.50	11/15/2028	282,000	[c]	223,907
Clear Channel Outdoor Holdings Inc., Sr. Scd. Notes		5.13	8/15/2027	415,000	[c]	351,246
CMG Media Corp., Gtd. Notes		8.88	12/15/2027	306,000	[c]	234,182
					809,335
Aerospace & Defense - .1%
Bombardier Inc., Sr. Unscd. Notes		7.50	3/15/2025	70,000	[c]	68,165
TransDigm Inc., Gtd. Notes		4.88	5/1/2029	157,000		127,170
					195,335
Airlines - .1%
American Airlines Inc., Sr. Scd. Notes		5.75	4/20/2029	280,000	[c]	244,797
Hawaiian Brand Intellectual Property Ltd., Sr. Scd. Notes		5.75	1/20/2026	28,000	[c]	24,738
					269,535
Automobiles & Components - 1.2%
Dealer Tire LLC, Sr. Unscd. Notes		8.00	2/1/2028	549,000	[c]	484,757
Ford Motor Co., Sr. Unscd. Notes		4.75	1/15/2043	290,000		192,863
Ford Motor Credit Co., Sr. Unscd. Notes		4.00	11/13/2030	380,000		297,247
IHO Verwaltungs GmbH, Sr. Scd. Bonds		6.00	5/15/2027	200,000	[c,d]	170,981
IHO Verwaltungs GmbH, Sr. Scd. Notes	EUR	3.88	5/15/2027	410,000	[c,d]	309,721
Jaguar Land Rover Automotive PLC, Gtd. Notes	EUR	5.88	11/15/2024	340,000	[c]	294,880
Standard Profil Automotive GmbH, Sr. Scd. Bonds	EUR	6.25	4/30/2026	490,000	[c]	296,098
					2,046,547
Banks - .2%
Citigroup Inc., Jr. Sub. Notes , Ser. U		5.00	9/12/2024	200,000	[e]	178,475
JPMorgan Chase & Co., Jr. Sub. Notes, Ser. HH		4.60	2/1/2025	160,000	[e]	139,776
					318,251
Beverage Products - .1%
Primo Water Holdings Inc., Gtd. Notes		4.38	4/30/2029	260,000	[c]	211,872
Building Materials - ..3%
Eco Material Technologies Inc., Sr. Scd. Notes		7.88	1/31/2027	387,000	[c]	343,441

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 90.6% (continued)
Building Materials - .3% (continued)
Standard Industries Inc., Sr. Unscd. Notes		4.75	1/15/2028	147,000	[c]	124,546
					467,987
Chemicals - .8%
Consolidated Energy Finance SA, Gtd. Notes		5.63	10/15/2028	344,000	[c]	276,724
Iris Holdings Inc., Sr. Unscd. Notes		8.75	2/15/2026	294,000	[c,d]	272,353
Italmatch Chemicals SpA, Sr. Scd. Notes, 3 Month EURIBOR +4.75%	EUR	5.94	9/30/2024	340,000	[c,f]	315,223
Olympus Water US Holding Corp., Sr. Scd. Notes		4.25	10/1/2028	200,000	[c]	154,061
Olympus Water US Holding Corp., Sr. Unscd. Notes		6.25	10/1/2029	380,000	[c]	261,049
Trinseo Materials Finance Inc., Gtd. Bonds		5.13	4/1/2029	70,000	[c]	41,435
Trinseo Materials Finance Inc., Gtd. Notes		5.38	9/1/2025	223,000	[c]	180,879
					1,501,724
Collateralized Loan Obligations Debt - 55.7%
Adagio VIII DAC CLO, Ser. 8A, Cl. E, 3 Month EURIBOR +6.03%	EUR	6.03	4/15/2032	3,000,000	[c,f]	2,389,113
Barings Euro DAC CLO, Ser. 2015-1A, CI. ERR, 3 Month EURIBOR +6.86%	EUR	7.01	7/25/2035	1,500,000	[c,f]	1,198,138
Barings Euro DAC CLO, Ser. 2018-3A, Cl. E, 3 Month EURIBOR +5.79%	EUR	6.02	7/27/2031	2,150,000	[c,f]	1,706,381
Barings Euro DAC CLO, Ser. 2019-1A, CI. ER, 3 Month EURIBOR +7.21%	EUR	7.21	4/15/2036	1,500,000	[c,f]	1,192,953
Barings Ltd. CLO, Ser. 2019-4A, CI. E, 3 Month LIBOR +7.39%		9.90	1/15/2033	3,000,000	[c,f]	2,731,185
Birch Grove 2 Ltd. CLO, Ser. 2021-2A, Cl. E, 3 Month LIBOR +6.95%		9.69	10/19/2034	1,250,000	[c,f]	955,846
Birch Grove 3 Ltd. CLO, Ser. 2021-3A, Cl. E, 1 Month LIBOR +6.98%		9.72	1/19/2035	2,000,000	[c,f]	1,614,098
BlueMountain Ltd. CLO, Ser. 2016-2A, CI. DR, 3 Month LIBOR +7.79%		10.77	8/20/2032	2,250,000	[c,f]	1,935,227
Cairn VI DAC CLO, Ser. 2016-6A, Cl. FR, 3 Month EURIBOR +8.25%	EUR	8.40	7/25/2029	2,700,000	[c,f]	1,961,003
Capital Four DAC CLO, Ser. 1A, CI. E, 3 Month EURIBOR +6.47%	EUR	6.47	1/15/2033	1,000,000	[c,f]	779,434
Carlyle Euro DAC CLO, Ser. 2017-1A, Cl. DR, 3 Month EURIBOR +6.47%	EUR	6.47	7/15/2034	1,000,000	[c,f]	779,181
Carlyle Euro DAC CLO, Ser. 2019-1A, CI. D, 3 Month EURIBOR +6.12%	EUR	7.12	3/15/2032	4,200,000	[c,f]	3,334,640

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 90.6% (continued)
Collateralized Loan Obligations Debt - 55.7% (continued)
Carlyle Global Market Strategies Euro DAC CLO, Ser. 2015-1A, CI. ER, 3 Month EURIBOR +8.03%	EUR	8.03	1/16/2033	1,000,000	[c,f]	656,136
Carlyle Global Market Strategies Euro DAC CLO, Ser. 2016-2A, Cl. DRR, 3 Month EURIBOR +6.14%	EUR	6.14	4/15/2034	1,500,000	[c,f]	1,165,299
Carlyle Global Market Strategies Euro Ltd. CLO, Ser. 2014-2A, Cl. DRR, 3 Month EURIBOR +5.70%	EUR	6.02	11/17/2031	2,034,000	[c,f]	1,610,183
Cathedral Lake VIII Ltd. CLO, Ser. 2021-8A, Cl. E, 3 Month LIBOR +7.49%		10.20	1/20/2035	1,000,000	[c,f]	841,172
Contego VII DAC CLO, Ser. 7A, Cl. F, 3 Month EURIBOR +8.76%	EUR	8.91	5/14/2032	3,500,000	[c,f]	2,430,872
CQS US Ltd. CLO, Ser. 2022-2A, Cl. E1, 3 Month TSFR +6.85%		10.20	7/20/2031	1,000,000	[c,f]	867,463
Crown Point 8 Ltd. CLO, Ser. 2019-8A, Cl. ER, 3 Month LIBOR +7.13%		9.84	10/20/2034	3,000,000	[c,f]	2,612,274
CVC Cordatus Loan Fund XIV DAC CLO, Ser. 14A, Cl. E, 3 Month EURIBOR +5.90%	EUR	6.29	5/22/2032	3,000,000	[c,f]	2,358,713
CVC Cordatus Loan Fund XVIII DAC CLO, Ser. 18A, Cl. FR, 3 Month EURIBOR +8.85%	EUR	9.09	7/29/2034	2,000,000	[c,f]	1,311,316
Dryden 66 Euro DAC CLO, Ser. 2018-66A, CI. E, 3 Month EURIBOR +5.41%	EUR	5.41	1/18/2032	2,000,000	[c,f]	1,549,805
Dryden 69 Euro DAC CLO, Ser. 2019-69A, Cl. ER, 3 Month EURIBOR +6.37%	EUR	6.37	10/18/2034	2,600,000	[c,f]	1,981,788
Dryden 89 Euro DAC CLO, Ser. 2020-89A, Cl. E, 3 Month EURIBOR +6.16%	EUR	6.16	10/18/2034	1,000,000	[c,f]	768,636
Dryden Euro CLO, Ser. 2020-88A, Cl. E, 3 Month EURIBOR +6.01%	EUR	6.06	7/20/2034	1,000,000	[c,f]	757,814
Elevation Ltd. CLO, Ser. 2013-1A, Cl. D1R2, 3 Month LIBOR +7.65%		10.56	8/15/2032	2,500,000	[c,f]	2,030,147
Elm Park DAC CLO, Ser. 1A, CI. DRR, 3 Month EURIBOR +6.16%	EUR	6.16	4/15/2034	1,167,000	[c,f]	889,413
Fidelity Grand Harbour DAC CLO, Ser. 2021-1A, Cl. E, 3 Month EURIBOR +6.22%	EUR	6.22	10/15/2034	1,000,000	[c,f]	755,843
Fidelity Grand Harbour DAC CLO, Ser. 2021-1A, Cl. F, 3 Month EURIBOR +9.15%	EUR	9.15	10/15/2034	1,000,000	[c,f]	662,461
Franklin Park Place I LLC CLO, Ser. 2022-1A, Cl. E, 3 Month TSFR +7.50%		8.27	4/14/2035	1,300,000	[c,f]	1,099,111

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 90.6% (continued)
Collateralized Loan Obligations Debt - 55.7% (continued)
GoldenTree Loan Management EUR 4 DAC CLO, Ser. 4A, Cl. ER, 3 Month EURIBOR +6.07%	EUR	6.12	7/20/2034	1,500,000	[c,f]	1,153,894
Greywolf II Ltd. CLO, Ser. 2013-1A, Cl. DRR, 3 Month LIBOR +7.05%		9.56	4/15/2034	2,000,000	[c,f]	1,611,836
ICG Euro DAC CLO, Ser. 2021-1A, Cl. E, 3 Month EURIBOR +6.46%	EUR	6.46	10/15/2034	1,000,000	[c,f]	750,258
KKR 24 Ltd. CLO, Ser. 24, CI. E, 3 Month LIBOR +6.38%		9.09	4/20/2032	2,690,000	[c,f]	2,220,678
KKR 27 Ltd. CLO, Ser. 27A, CI. ER, 3 Month TSFR +6.50%		8.83	10/15/2032	3,000,000	[c,f]	2,543,700
MidOcean Credit X CLO, Ser. 2019-10A, Cl. ER, 3 Month LIBOR +7.16%		9.94	10/23/2034	4,000,000	[c,f]	3,175,200
Northwoods Capital 20 Ltd. CLO, Ser. 2019-20A, Cl. ER, 3 Month LIBOR +7.85%		10.63	1/25/2032	2,437,500	[c,f]	2,000,171
Northwoods Capital 22 Ltd. CLO, Ser. 2020-22A, Cl. ER, 3 Month TSFR +8.19%		11.14	9/1/2031	1,100,000	[c,f]	970,804
Northwoods Capital 25 Ltd. CLO, Ser. 2021-25A, CI. E, 3 Month LIBOR +7.14%		9.85	7/20/2034	3,000,000	[c,f]	2,451,930
Northwoods Capital 27 Ltd. CLO, Ser. 2021-27A, Cl. E, 3 Month LIBOR +7.04%		9.78	10/17/2034	1,150,000	[c,f]	931,296
Oaktree Ltd. CLO, Ser. 2022-3A, CI. E, 3 Month TSFR +8.38%		11.20	7/15/2035	1,000,000	[c,f]	950,996
Octagon Investment Partners 20-R Ltd. CLO, Ser. 2019-4A, Cl. E, 3 Month LIBOR +6.80%		9.72	5/12/2031	4,000,000	[c,f]	3,416,848
Purple Finance 2 DAC CLO, Ser. 2A, Cl. E, 3 Month EURIBOR +6.40%	EUR	6.45	4/20/2032	2,600,000	[c,f]	2,103,573
Purple Finance 2 DAC CLO, Ser. 2A, Cl. F, 3 Month EURIBOR +8.84%	EUR	8.89	4/20/2032	2,300,000	[c,f]	1,593,823
Rockford Tower Europe DAC CLO, Ser. 2019-1A, Cl. E, 3 Month EURIBOR +6.03%	EUR	6.08	1/20/2033	2,000,000	[c,f]	1,570,140
Sound Point XXIII CLO, Ser. 2019-2A, Cl. ER, 3 Month LIBOR +6.47%		8.98	7/15/2034	4,750,000	[c,f]	3,542,716
Toro European 2 DAC CLO, Ser. 2A, Cl. ERR, 3 Month EURIBOR +6.47%	EUR	6.47	7/25/2034	2,000,000	[c,f]	1,587,456
Toro European 3 DAC CLO, Ser. 3A, Cl. ERR, 3 Month EURIBOR +6.30%	EUR	6.30	7/15/2034	2,000,000	[c,f]	1,543,479
Toro European 6 DAC CLO, Ser. 6A, Cl. E, 3 Month EURIBOR +6.49%	EUR	6.49	1/12/2032	1,385,000	[c,f]	1,136,725

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 90.6% (continued)
Collateralized Loan Obligations Debt - 55.7% (continued)
Toro European 6 DAC CLO, Ser. 6A, Cl. F, 3 Month EURIBOR +8.49%	EUR	8.49	1/12/2032	2,745,000	[c,f]	1,907,276
Trimaran CAVU Ltd. CLO, Ser. 2019-1A, CI. E, 3 Month LIBOR +7.04%		9.75	7/20/2032	2,100,000	[c,f]	1,653,952
Trimaran CAVU Ltd. CLO, Ser. 2019-2A, Cl. D, 3 Month LIBOR +6.95%		9.69	11/26/2032	1,750,000	[c,f]	1,407,359
Trimaran CAVU Ltd. CLO, Ser. 2021-2A, CI. E, 3 Month LIBOR +7.20%		9.98	10/25/2034	2,000,000	[c,f]	1,667,916
Trimaran CAVU Ltd. CLO, Ser. 2021-3A, Cl. E, 3 Month LIBOR +7.37%		10.11	1/18/2035	2,000,000	[c,f]	1,687,672
Trinitas XI Ltd. CLO, Ser. 2019-11A, CI. ER, 3 Month LIBOR +7.27%		9.78	7/15/2034	2,000,000	[c,f]	1,694,072
Venture 39 Ltd. CLO, Ser. 2021-39A, Cl. E, 3 Month LIBOR +7.63%		10.14	4/15/2033	2,350,000	[c,f]	1,928,095
Venture 41 Ltd. CLO, Ser. 2021-41A, Cl. E, 3 Month LIBOR +7.71%		10.42	1/20/2034	2,000,000	[c,f]	1,689,590
Wellfleet Ltd. CLO, Ser. 2021-3A, Cl. E, 3 Month LIBOR +7.10%		9.61	1/15/2035	1,000,000	[c,f]	868,240
Wellfleet X Ltd. CLO, Ser. 2019-XA, Cl. DR, 3 Month LIBOR +6.61%		9.32	7/20/2032	4,000,000	[c,f]	3,284,764
					97,970,104
Collateralized Loan Obligations Equity - 3.8%
Blackrock European VIII DAC CLO, Ser. 8A, Cl. SUB	EUR	6.42	7/20/2032	1,425,000	[c,g]	678,576
BlueMountain Fuji III DAC CLO, Ser. 3A, CI. SUB	EUR	9.16	1/15/2031	3,000,000	[c,g]	1,029,782
Madison Park Funding X Ltd. CLO, Ser. 2012-10A, Cl. SUB		0.00	1/20/2029	5,000,000	[c,g]	6,250
Providus II DAC CLO, Ser. 2A, Cl. SUB	EUR	12.61	7/15/2031	1,000,000	[c,g]	383,827
Wind River Ltd. CLO, Ser. 2016-1KRA, CI. SUB		15.68	1/15/2029	11,350,000	[c,g]	4,556,968
					6,655,403
Commercial & Professional Services - 3.1%
Albion Financing 1 SARL, Sr. Scd. Notes	EUR	5.25	10/15/2026	410,000	[c]	346,269
Allied Universal Holdco LLC, Sr. Scd. Notes		6.63	7/15/2026	240,000	[c]	214,337
APX Group Inc., Gtd. Notes		5.75	7/15/2029	512,000	[c]	405,883
BCP V Modular Services Finance II PLC, Sr. Scd. Bonds	EUR	4.75	11/30/2028	370,000	[c]	292,434
Castor SpA, Sr. Scd. Bonds, 3 Month EURIBOR +5.25%	EUR	6.25	2/15/2029	380,000	[c,f]	341,099
HealthEquity Inc., Gtd. Notes		4.50	10/1/2029	331,000	[c]	280,023
Kapla Holding SAS, Sr. Scd. Bonds	EUR	3.38	12/15/2026	260,000	[c]	213,564
La Financiere Atalian SASU, Gtd. Bonds	EUR	4.00	5/15/2024	330,000	[c]	307,826

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 90.6% (continued)
Commercial & Professional Services - 3.1% (continued)
La Financiere Atalian SASU, Gtd. Bonds	EUR	5.13	5/15/2025	640,000	[c]	599,336
La Financiere Atalian SASU, Gtd. Notes	GBP	6.63	5/15/2025	600,000		642,965
MPH Acquisition Holdings LLC, Sr. Scd. Notes		5.50	9/1/2028	280,000	[c]	231,526
PECF USS Intermediate Holding III Corp., Sr. Unscd. Notes		8.00	11/15/2029	297,000	[c]	217,781
Prime Security Services Borrower LLC, Scd. Notes		6.25	1/15/2028	386,000	[c]	330,027
The Hertz Corp., Gtd. Notes		4.63	12/1/2026	345,000	[c]	280,651
Verisure Holding AB, Sr. Scd. Bonds	EUR	3.88	7/15/2026	110,000	[c]	93,023
Verisure Midholding AB, Gtd. Notes	EUR	5.25	2/15/2029	665,000	[c]	482,283
Verscend Escrow Corp., Sr. Unscd. Notes		9.75	8/15/2026	138,000	[c]	133,361
					5,412,388
Consumer Discretionary - 3.0%
Banijay Entertainment SASU, Sr. Scd. Bonds	EUR	3.50	3/1/2025	160,000	[c]	145,840
Banijay Group SAS, Sr. Unscd. Notes	EUR	6.50	3/1/2026	400,000	[c]	348,740
Caesars Entertainment Inc., Sr. Scd. Notes		6.25	7/1/2025	130,000	[c]	125,505
Caesars Entertainment Inc., Sr. Unscd. Notes		4.63	10/15/2029	247,000	[c]	189,335
Carnival Corp., Gtd. Bonds	EUR	7.63	3/1/2026	365,000	[c]	282,300
Carnival Corp., Sr. Unscd. Notes		7.63	3/1/2026	455,000	[c]	346,489
CCM Merger Inc., Sr. Unscd. Notes		6.38	5/1/2026	425,000	[c]	388,624
Churchill Downs Inc., Gtd. Notes		4.75	1/15/2028	240,000	[c]	208,005
Everi Holdings Inc., Gtd. Notes		5.00	7/15/2029	111,000	[c]	91,221
Hilton Domestic Operating Co., Gtd. Notes		3.63	2/15/2032	120,000	[c]	92,106
Hilton Domestic Operating Co., Gtd. Notes		4.00	5/1/2031	100,000	[c]	80,995
Las Vegas Sands Corp., Sr. Unscd. Notes		3.20	8/8/2024	190,000		179,250
Melco Resorts Finance Ltd., Sr. Unscd. Notes		4.88	6/6/2025	240,000	[c]	178,160
NCL Corp., Gtd. Notes		5.88	3/15/2026	139,000	[c]	105,960
NCL Corp., Sr. Scd. Notes		5.88	2/15/2027	300,000	[c]	250,377
Nobel Bidco BV, Sr. Scd. Bonds	EUR	3.13	6/15/2028	870,000	[c]	577,761
Royal Caribbean Cruises Ltd., Gtd. Notes		9.25	1/15/2029	30,000	[c]	29,606
Royal Caribbean Cruises Ltd., Sr. Scd. Notes		8.25	1/15/2029	67,000	[c]	65,327

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 90.6% (continued)
Consumer Discretionary - 3.0% (continued)
Royal Caribbean Cruises Ltd., Sr. Unscd. Notes		5.50	8/31/2026	260,000	[c]	199,233
Scientific Games Holdings LP, Sr. Unscd. Notes		6.63	3/1/2030	479,000	[c]	384,740
Scientific Games International Inc., Gtd. Notes		7.25	11/15/2029	237,000	[c]	220,884
Station Casinos LLC, Gtd. Notes		4.50	2/15/2028	180,000	[c]	148,011
TUI Cruises GmbH, Sr. Unscd. Notes	EUR	6.50	5/15/2026	486,000	[c]	361,991
Wynn Las Vegas LLC, Gtd. Notes		5.50	3/1/2025	274,000	[c]	256,924
					5,257,384
Consumer Staples - .3%
Kronos Acquisition Holdings Inc., Sr. Scd. Notes		5.00	12/31/2026	520,000	[c]	456,963
Newell Brands Inc., Sr. Unscd. Notes		5.63	4/1/2036	110,000		90,852
					547,815
Diversified Financials - 1.8%
Compass Group Diversified Holdings LLC, Gtd. Notes		5.25	4/15/2029	261,000	[c]	205,176
Garfunkelux Holdco 3 SA, Sr. Scd. Bonds	GBP	7.75	11/1/2025	455,000	[c]	398,804
Garfunkelux Holdco 3 SA, Sr. Scd. Notes	EUR	6.75	11/1/2025	170,000	[c]	129,654
Nationstar Mortgage Holdings Inc., Gtd. Notes		6.00	1/15/2027	355,000	[c]	303,472
Navient Corp., Sr. Unscd. Notes		5.00	3/15/2027	480,000		393,248
Navient Corp., Sr. Unscd. Notes		5.50	3/15/2029	453,000		344,963
OneMain Finance Corp., Gtd. Notes		6.13	3/15/2024	130,000		125,420
OneMain Finance Corp., Gtd. Notes		6.63	1/15/2028	260,000		223,682
PennyMac Financial Services Inc., Gtd. Notes		5.38	10/15/2025	370,000	[c]	316,805
PennyMac Financial Services Inc., Gtd. Notes		5.75	9/15/2031	711,000	[c]	509,555
Rocket Mortgage LLC, Gtd. Notes		3.63	3/1/2029	270,000	[c]	208,420
					3,159,199
Electronic Components - .4%
Energizer Gamma Acquisition BV, Gtd. Bonds	EUR	3.50	6/30/2029	260,000	[c]	183,275
Sensata Technologies BV, Gtd. Notes		5.88	9/1/2030	240,000	[c]	225,072
TTM Technologies Inc., Gtd. Notes		4.00	3/1/2029	300,000	[c]	242,220
					650,567
Energy - 3.0%
Antero Midstream Partners LP, Gtd. Notes		5.75	3/1/2027	545,000	[c]	505,173
Antero Midstream Partners LP, Gtd. Notes		5.75	1/15/2028	320,000	[c]	291,861

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 90.6% (continued)
Energy - 3.0% (continued)
Antero Resources Corp., Gtd. Notes		5.38	3/1/2030	160,000	[c]	144,207
Antero Resources Corp., Gtd. Notes		7.63	2/1/2029	161,000	[c]	161,052
Archrock Partners LP, Gtd. Notes		6.25	4/1/2028	349,000	[c]	307,483
Blue Racer Midstream LLC, Sr. Unscd. Notes		6.63	7/15/2026	960,000	[c]	898,445
Blue Racer Midstream LLC, Sr. Unscd. Notes		7.63	12/15/2025	185,000	[c]	177,881
Colgate Energy Partners III LLC, Gtd. Notes		5.88	7/1/2029	124,000	[c]	110,969
CQP Holdco LP, Sr. Scd. Notes		5.50	6/15/2031	500,000	[c]	423,925
Crestwood Midstream Partners LP, Gtd. Notes		5.63	5/1/2027	25,000	[c]	22,679
CVR Energy Inc., Gtd. Bonds		5.25	2/15/2025	349,000	[c]	314,793
EnLink Midstream LLC, Gtd. Notes		6.50	9/1/2030	167,000	[c]	163,466
EQM Midstream Partners LP, Sr. Unscd. Notes		4.00	8/1/2024	135,000		125,833
EQM Midstream Partners LP, Sr. Unscd. Notes		5.50	7/15/2028	396,000		339,317
EQM Midstream Partners LP, Sr. Unscd. Notes		7.50	6/1/2027	64,000	[c]	61,105
Matador Resources Co., Gtd. Notes		5.88	9/15/2026	279,000		269,538
Rockcliff Energy II LLC, Sr. Unscd. Notes		5.50	10/15/2029	555,000	[c]	487,213
Southwestern Energy Co., Gtd. Notes		5.38	3/15/2030	110,000		99,352
USA Compression Partners LP, Gtd. Notes		6.88	9/1/2027	222,000		202,120
USA Compression Partners LP, Gtd. Notes		6.88	4/1/2026	210,000		193,531
					5,299,943
Environmental Control - .5%
Covanta Holding Corp., Gtd. Notes		4.88	12/1/2029	300,000	[c]	242,997
Covanta Holding Corp., Gtd. Notes		5.00	9/1/2030	150,000		117,889
Harsco Corp., Gtd. Notes		5.75	7/31/2027	411,000	[c]	257,542
Waste Pro USA Inc., Sr. Unscd. Notes		5.50	2/15/2026	236,000	[c]	207,599
					826,027
Food Products - .2%
Albertsons Cos., Gtd. Notes		4.88	2/15/2030	160,000	[c]	135,581
Post Holdings Inc., Gtd. Notes		4.63	4/15/2030	250,000	[c]	205,876
United Natural Foods Inc., Gtd. Notes		6.75	10/15/2028	50,000	[c]	45,834
					387,291
Health Care - 2.4%
CHEPLAPHARM Arzneimittel GmbH, Sr. Scd. Notes		5.50	1/15/2028	260,000	[c]	215,082
Chrome Bidco SASU, Sr. Scd. Bonds	EUR	3.50	5/31/2028	420,000	[c]	327,958

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 90.6% (continued)
Health Care - 2.4% (continued)
Cidron Aida Finco SARL, Sr. Scd. Bonds	EUR	5.00	4/1/2028	760,000	[c]	613,553
Cidron Aida Finco SARL, Sr. Scd. Bonds	GBP	6.25	4/1/2028	480,000	[c]	424,468
DaVita Inc., Gtd. Notes		4.63	6/1/2030	280,000	[c]	217,337
Medline Borrower LP, Sr. Unscd. Notes		5.25	10/1/2029	471,000	[c]	356,514
Nidda Healthcare Holding GmbH, Sr. Scd. Notes	EUR	3.50	9/30/2024	980,000	[c]	873,960
Organon & Co., Sr. Unscd. Notes		5.13	4/30/2031	387,000	[c]	317,661
Prime Healthcare Services Inc., Sr. Scd. Notes		7.25	11/1/2025	516,000	[c]	461,242
Tenet Healthcare Corp., Gtd. Notes		6.13	10/1/2028	520,000	[c]	456,406
					4,264,181
Industrial - .8%
Husky III Holding Ltd., Sr. Unscd. Notes		13.00	2/15/2025	502,000	[c,d]	473,444
Norican A/S, Sr. Scd. Bonds	EUR	4.50	5/15/2023	315,000		282,322
Promontoria Holding 264 BV, Sr. Scd. Bonds	EUR	6.38	3/1/2027	593,000	[c]	539,383
Titan Acquisition Ltd., Sr. Unscd. Notes		7.75	4/15/2026	107,000	[c]	84,700
					1,379,849
Information Technology - .3%
Athenahealth Group Inc., Sr. Unscd. Notes		6.50	2/15/2030	739,000	[c]	585,620
Insurance - .3%
AssuredPartners Inc., Sr. Unscd. Notes		5.63	1/15/2029	165,000	[c]	128,451
AssuredPartners Inc., Sr. Unscd. Notes		7.00	8/15/2025	270,000	[c]	249,841
HUB International Ltd., Gtd. Notes		7.00	5/1/2026	170,000	[c]	161,500
					539,792
Internet Software & Services - 1.1%
Cogent Communications Group Inc., Gtd. Notes		7.00	6/15/2027	270,000	[c]	254,259
Match Group Holdings II LLC, Sr. Unscd. Notes		3.63	10/1/2031	280,000	[c]	211,799
Northwest Fiber LLC, Sr. Scd. Notes		4.75	4/30/2027	188,000	[c]	163,986
Northwest Fiber LLC, Sr. Unscd. Notes		6.00	2/15/2028	695,000	[c]	540,086
NortonLifeLock Inc., Gtd. Notes		6.75	9/30/2027	135,000	[c]	129,858
TripAdvisor Inc., Gtd. Notes		7.00	7/15/2025	158,000	[c]	153,850
United Group BV, Sr. Scd. Bonds	EUR	5.25	2/1/2030	310,000	[c]	213,746

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 90.6% (continued)
Internet Software & Services - 1.1% (continued)
United Group BV, Sr. Scd. Notes	EUR	4.00	11/15/2027	340,000	[c]	236,755
					1,904,339
Materials - 1.7%
ARD Finance SA, Sr. Scd. Notes	EUR	5.00	6/30/2027	220,000	[c,d]	148,233
ARD Finance SA, Sr. Scd. Notes		6.50	6/30/2027	200,000	[c,d]	137,346
Ardagh Packaging Finance PLC, Sr. Scd. Notes		5.25	4/30/2025	340,000	[c]	318,519
Crown Americas LLC, Gtd. Notes		5.25	4/1/2030	155,000	[c]	139,712
Graham Packaging Co., Gtd. Notes		7.13	8/15/2028	214,000	[c]	172,308
Kleopatra Finco SARL, Sr. Scd. Bonds	EUR	4.25	3/1/2026	520,000	[c]	412,141
LABL Inc., Sr. Scd. Notes		6.75	7/15/2026	314,000	[c]	285,197
LABL Inc., Sr. Unscd. Notes		8.25	11/1/2029	297,000	[c]	216,436
LABL Inc., Sr. Unscd. Notes		10.50	7/15/2027	74,000	[c]	63,080
Mauser Packaging Solutions Holding Co., Sr. Unscd. Notes		7.25	4/15/2025	1,184,000	[c]	1,043,205
					2,936,177
Media - 3.1%
Altice Financing SA, Sr. Scd. Bonds		5.75	8/15/2029	490,000	[c]	376,129
Altice Finco SA, Scd. Notes	EUR	4.75	1/15/2028	970,000	[c]	696,229
CSC Holdings LLC, Gtd. Notes		5.38	2/1/2028	200,000	[c]	174,942
CSC Holdings LLC, Gtd. Notes		6.50	2/1/2029	280,000	[c]	247,734
CSC Holdings LLC, Sr. Unscd. Notes		5.75	1/15/2030	710,000	[c]	505,946
DISH DBS Corp., Gtd. Notes		5.88	11/15/2024	430,000		384,383
DISH DBS Corp., Sr. Scd. Bonds		5.25	12/1/2026	169,000	[c]	138,770
Gray Television Inc., Gtd. Notes		4.75	10/15/2030	290,000	[c]	217,766
Radiate Holdco LLC, Sr. Unscd. Notes		6.50	9/15/2028	328,000	[c]	229,465
Scripps Escrow II Inc., Sr. Unscd. Notes		5.38	1/15/2031	523,000	[c]	396,826
Sinclair Television Group Inc., Gtd. Notes		5.50	3/1/2030	460,000	[c]	331,612
Summer BidCo BV, Sr. Unscd. Bonds	EUR	9.00	11/15/2025	178,287	[c,d]	129,139
Summer BidCo BV, Sr. Unscd. Bonds	EUR	9.00	11/15/2025	328,580	[c,d]	238,000
TEGNA Inc., Gtd. Notes		5.00	9/15/2029	388,000		358,035
UPC Broadband Finco BV, Sr. Scd. Notes		4.88	7/15/2031	380,000	[c]	295,505
Virgin Media Finance PLC, Gtd. Notes		5.00	7/15/2030	330,000	[c]	243,169
Ziggo Bond Co. BV, Sr. Unscd. Notes		6.00	1/15/2027	310,000	[c]	259,197
Ziggo BV, Sr. Scd. Notes		4.88	1/15/2030	360,000	[c]	284,998
					5,507,845
Real Estate - .7%
Blackstone Mortgage Trust Inc., Sr. Scd. Notes		3.75	1/15/2027	40,000	[c]	32,864

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 90.6% (continued)
Real Estate - .7% (continued)
Brookfield Property REIT Inc., Sr. Scd. Notes		4.50	4/1/2027	290,000	[c]	238,261
Iron Mountain Inc., Gtd. Notes		5.25	7/15/2030	450,000	[c]	373,347
Ladder Capital Finance Corp., Gtd. Notes		5.25	10/1/2025	500,000	[c]	460,655
Starwood Property Trust Inc., Sr. Unscd. Notes		3.75	12/31/2024	170,000	[c]	154,305
					1,259,432
Retailing - 1.6%
B&M European Value Retail SA, Sr. Scd. Notes	GBP	3.63	7/15/2025	300,000		285,306
eG Global Finance PLC, Sr. Scd. Notes	EUR	4.38	2/7/2025	160,000	[c]	135,744
Macy's Retail Holdings LLC, Gtd. Notes		4.50	12/15/2034	364,000		238,526
Macy's Retail Holdings LLC, Gtd. Notes		5.88	4/1/2029	180,000	[c]	144,702
New Red Finance Inc., Sr. Scd. Notes		3.88	1/15/2028	343,000	[c]	299,060
Shiba Bidco SpA, Sr. Scd. Bonds	EUR	4.50	10/31/2028	354,000	[c]	270,329
Staples Inc., Sr. Scd. Notes		7.50	4/15/2026	560,000	[c]	470,991
Staples Inc., Sr. Unscd. Notes		10.75	4/15/2027	130,000	[c]	96,531
The Michaels Companies, Sr. Scd. Notes		5.25	5/1/2028	163,000	[c]	114,771
The Very Group Funding PLC, Sr. Scd. Bonds	GBP	6.50	8/1/2026	469,000	[c]	364,064
White Cap Parent LLC, Sr. Unscd. Notes		8.25	3/15/2026	302,000	[c,d]	256,439
Yum! Brands Inc., Sr. Unscd. Notes		5.38	4/1/2032	230,000		204,411
					2,880,874
Telecommunication Services - 2.3%
Altice France Holding SA, Gtd. Notes	EUR	4.00	2/15/2028	140,000	[c]	85,240
Altice France Holding SA, Gtd. Notes		6.00	2/15/2028	420,000	[c]	267,299
Altice France Holding SA, Sr. Scd. Notes	EUR	8.00	5/15/2027	240,000	[c]	179,040
Altice France SA, Sr. Scd. Notes		5.50	1/15/2028	200,000	[c]	158,689
Altice France SA, Sr. Scd. Notes		5.50	10/15/2029	332,000	[c]	250,628
Ciena Corp., Gtd. Notes		4.00	1/31/2030	60,000	[c]	50,183
CommScope Inc., Gtd. Notes		7.13	7/1/2028	335,000	[c]	259,324
CommScope Inc., Gtd. Notes		8.25	3/1/2027	137,000	[c]	113,399
Connect Finco SARL, Sr. Scd. Notes		6.75	10/1/2026	985,000	[c]	862,754
eircom Finance DAC, Sr. Scd. Bonds	EUR	2.63	2/15/2027	370,000		307,500
Eolo SpA, Sr. Scd. Bonds	EUR	4.88	10/21/2028	228,000	[c]	185,608
Lorca Telecom Bondco SA, Sr. Scd. Bonds	EUR	4.00	9/18/2027	720,000	[c]	615,956
TalkTalk Telecom Group Ltd., Gtd. Notes	GBP	3.88	2/20/2025	160,000		150,422

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 90.6% (continued)
Telecommunication Services - 2.3% (continued)
ViaSat Inc., Sr. Unscd. Notes		5.63	9/15/2025	300,000	[c]	233,343
Vmed O2 UK Financing I PLC, Sr. Scd. Bonds	EUR	3.25	1/31/2031	330,000	[c]	245,507
					3,964,892
Transportation - .2%
First Student Bidco Inc., Sr. Scd. Notes		4.00	7/31/2029	410,000	[c]	333,035
Utilities - 1.0%
Calpine Corp., Sr. Unscd. Notes		4.63	2/1/2029	370,000	[c]	302,218
Energia Group Ni Financeco PLC, Sr. Scd. Notes	GBP	4.75	9/15/2024	380,000		383,239
Energia Group Ni Financeco PLC, Sr. Scd. Notes	GBP	4.75	9/15/2024	630,000	[c]	635,370
Pike Corp., Gtd. Notes		5.50	9/1/2028	145,000	[c]	117,636
Vistra Corp., Jr. Sub. Notes		7.00	12/15/2026	393,000	[c,e]	343,975
					1,782,438
Total Bonds and Notes (cost $198,867,618)				159,325,181

Floating Rate Loan Interests - 46.8%
Advertising - 1.1%
ABG Intermediate Holdings 2, 2021 Refinancing Term Loan, 1 Month LIBOR +3.25%		6.37	9/29/2024	354,905	[f]	347,275
ABG Intermediate Holdings 2, Second Lien Initial Term Loan, 1 Month Term SOFR +6.10%		9.13	12/20/2029	80,000	[f]	75,800
Advantage Sales & Marketing, Term Loan B-1, 1 Month LIBOR +4.50%		7.05	10/28/2027	420,429	[f]	377,642
CB Poly US Holdings Inc., Initial Term Loan, 1 Month Term SOFR +5.50%		8.53	5/20/2029	208,333	[f]	198,568
Clear Channel Outdoor Holdings, Term Loan B, 3 Month LIBOR +3.50%		6.31	8/21/2026	189,411	[f]	169,760
Summer BC Holdco B SARL, USD Additional Facility Term Loan B-2, 3 Month LIBOR +4.50%		8.17	12/4/2026	564,899	[f]	533,830
Terrier Media Buyer Inc., 2021 Refinancing Term Loan B, 1 Month LIBOR +3.50%		6.62	12/17/2026	320,977	[f]	301,451
					2,004,326
Airlines - .1%
AAdvantage Loyalty LP, Initial Term Loan, 3 Month LIBOR +4.75%		7.46	4/20/2028	189,805	[f]	184,396

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 46.8% (continued)
Building Materials - 1.1%
BME Group Holding BV, Facility Term Loan B, 3 Month EURIBOR +3.50%	EUR	3.74	10/31/2026	1,000,000	[f]	893,482
Cornerstone Building, New Term Loan B, 1 Month LIBOR +3.25%		6.07	4/12/2028	379,806	[f]	314,172
LSF10 XL Bidco SCA, Facility Term Loan B-4, 3 Month EURIBOR +3.68%	EUR	4.87	4/9/2028	853,470	[f]	679,263
					1,886,917
Chemicals - 2.9%
Aruba Investment Holding, Euro Term Loan B, 1 Month EURIBOR +4.00%	EUR	4.68	11/24/2027	985,000	[f]	895,361
Aruba Investment Holding, First Lien Initial Dollar Term Loan, 1 Month LIBOR +4.00%		7.08	11/24/2027	118,521	[f]	109,558
ColourOZ Investment 1 GmbH, Second Lien Initial Euro Term Loan, 3 Month EURIBOR +4.25%	EUR	5.25	9/21/2024	131,421	[f]	103,361
ColourOZ Investment 2 LLC, First Lien Initial Term Loan B-2, 3 Month LIBOR +4.25%		7.01	9/7/2023	1,157,906	[f]	948,035
ColourOZ Investment 2 LLC, First Lien Initial Term Loan C, 3 Month LIBOR +4.25%		7.01	9/7/2023	191,416	[f]	156,722
ColourOZ Investment 2 LLC, Second Lien Initial Term Loan B-2, 3 Month LIBOR +4.25%		7.01	9/21/2024	2,237,298	[d,f]	1,834,585
Flexsys Holdings Inc., Initial Term Loan, 1 Month LIBOR +5.25%		8.37	11/1/2028	338,300	[f]	305,739
Flint Group GmbH, First Lien Initial Term Loan B-8, 3 Month LIBOR +4.25%		7.01	9/21/2023	337,119	[f]	276,016
LSF11 Skyscraper Holdco, USD Facility Term Loan B-3, 3 Month LIBOR +3.50%		7.17	9/30/2027	308,342	[f]	294,467
Polar US Borrower LLC, Initial Term Loan, 3 Month LIBOR +4.75%		7.21	10/15/2025	237,534	[f]	193,987
					5,117,831
Commercial & Professional Services - 6.7%
Albion Acquisitions Ltd., Term Loan B, 3 Month EURIBOR +5.25%	EUR	5.38	7/31/2026	1,000,000	[f]	919,003
American Auto Auction, First Lien Tranche Term Loan B, 3 Month Term SOFR +5.00%		8.55	12/30/2027	387,075	[f]	359,980

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 46.8% (continued)
Commercial & Professional Services - 6.7% (continued)
APX Group Inc., Initial Term Loan, 1 Month LIBOR +3.25% & 3 Month PRIME +2.25%		7.37	7/9/2028	265,316	[f]	251,529
AVSC Holding Corp., Term Loan B-1, 3 Month LIBOR +3.50%		6.64	3/1/2025	86,250	[f]	76,071
Axiom Global Inc., Initial Term Loan, 1 Month LIBOR +4.75%		7.51	10/1/2026	4,862,500	[f]	4,698,391
Boels Topholding BV, Facility Term Loan B-2, 3 Month EURIBOR +3.25%	EUR	3.57	2/5/2027	1,000,000	[f]	903,175
Cast & Crew LLC, First Lien Incremental Facility No. 2 Term Loan, 1 Month Term SOFR +3.75%		6.78	12/30/2028	27,912	[f]	27,133
Cast & Crew LLC, First Lien Initial Term Loan, 1 Month LIBOR +3.50%		6.62	2/7/2026	66,927	[f]	65,421
CIBT Global Inc., First Lien Term Loan, 3 Month LIBOR +3.25%		4.25	6/1/2024	1,021,601	[f]	798,769
Electro Rent Corp., First Lien Initial Term Loan, 3 Month LIBOR +5.00%		7.73	1/31/2024	196,354	[f]	190,954
Element Materials Technology, Delayed Draw Term Loan B, 3 Month Term SOFR +4.35%		7.90	6/24/2029	99,741	[f,h]	94,130
Element Materials Technology, Initial USD Term Loan B, 3 Month Term SOFR +4.25%		7.90	6/24/2029	216,105	[f]	203,949
Employbridge LLC, Term Loan B, 3 Month LIBOR +4.75%		8.42	7/19/2028	122,524	[f]	109,660
Infinitas Learning Finco, Term Loan B, 3 Month EURIBOR +4.50%	EUR	5.69	9/30/2028	1,000,000	[f]	915,734
Praesidiad Ltd., Facility Term Loan B, 3 Month EURIBOR +4.00%	EUR	4.78	10/4/2024	1,000,000	[f]	832,062
RLG Holdings LLC, First Lien Closing Date Initial Term Loan, 1 Month LIBOR +4.00%		7.12	7/8/2028	157,852	[f]	148,907
Vaco Holdings LLC, Initial Term Loan, 1-3 Month Term SOFR +5.00%		8.42	1/21/2029	193,068	[f,h]	188,241
WP/AP Holdings, Facility Term Loan B, 3 Month EURIBOR +4.00%	EUR	5.19	11/18/2028	1,000,000	[f]	924,368
					11,707,477
Consumer Discretionary - 4.1%
Allen Media LLC, Term Loan B, 3 Month Term SOFR +5.50%		9.20	2/10/2027	167,483	[f]	145,501
AP Gaming I LLC, Term Loan B, 1 Month Term SOFR +4.00%		7.13	2/15/2029	264,466	[f]	254,549

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 46.8% (continued)
Consumer Discretionary - 4.1% (continued)
Banijay Entertainment, Facility Term Loan B, 3 Month EURIBOR +3.75%	EUR	3.75	3/1/2025	1,000,000	[f]	927,897
Freshworld Holding IV GmbH, Facility Term Loan B-2, 1 Month EURIBOR +3.25%	EUR	3.55	10/2/2026	1,000,000	[f]	917,572
Great Canadian Gaming Co., Term Loan B, 3 Month LIBOR +4.00%		7.60	11/1/2026	261,969	[f]	250,672
Scientific Games Holdings, Term Loan B-2, 3 Month Term SOFR +3.50%		5.62	4/4/2029	303,047	[f]	281,455
Silk Bidco AS, Facility Term Loan B, 6 Month EURIBOR +4.00%	EUR	4.91	2/22/2025	2,000,000	[f]	1,628,108
Stage Entertainment BV, Facility Term Loan B-2, 3 Month EURIBOR +3.25%	EUR	3.55	5/2/2026	1,000,000	[f]	879,595
Tecta America Corp., First Lien Initial Term Loan, 1 Month LIBOR +4.25%		7.37	4/9/2028	750,203	[f]	715,975
Vacalians Holding SAS, Facility Term Loan B, 6 Month EURIBOR +4.00%	EUR	4.00	11/30/2025	1,000,000	[f]	939,628
Varsity Brands Holding, First Lien Initial Term Loan, 1 Month LIBOR +3.50%		6.62	12/15/2024	189,532	[f]	177,331
					7,118,283
Consumer Staples - .3%
Kronos Acquisition Holdings, Tranche Term Loan B-1, 3 Month LIBOR +3.75%		6.82	12/22/2026	566,555	[f]	527,055
Diversified Financials - .5%
Polystorm Bidco AB, Delayed Draw Term Loan, 3 Month EURIBOR +4.00%	EUR	4.00	10/1/2028	113,402	[f,h]	104,958
Polystorm Bidco AB, Facility Term Loan B-1, 3 Month EURIBOR +4.00%	EUR	4.00	10/1/2028	886,598	[f]	820,581
					925,539
Energy - .6%
Brazos Delaware II LLC, Initial Term Loan, 1 Month LIBOR +4.00%		7.01	5/29/2025	180,025	[f]	174,084
Traverse Midstream Partners, Advance Term Loan, 3 Month Term SOFR +4.25%		5.95	9/27/2024	603,449	[f]	591,193
WaterBridge Midstream Operating, Initial Term Loan, 6 Month LIBOR +5.75%		9.13	6/21/2026	288,236	[f]	278,927
					1,044,204

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 46.8% (continued)
Environmental Control - .5%
Northstar Group Services, Term Loan B, 1 Month LIBOR +5.50%		8.62	11/12/2026	251,635	[f]	246,289
Waterlogic USA Holdings, Facility Term Loan B-2, 1 Month LIBOR +4.75%		7.87	8/12/2028	624,642	[f]	616,443
					862,732
Food Products - 1.9%
Alphia Inc., Term Loan, 1 Month LIBOR +6.50%		9.62	3/5/2027	1,564,218	[f]	1,517,291
Biscuit Holding SASU, Facility Term Loan B, 6 Month EURIBOR +4.00%	EUR	5.86	2/14/2027	1,000,000	[f]	724,830
Sovos Brands Intermediate, First Lien Initial Term Loan, 1 Month LIBOR +3.50%		6.62	6/8/2028	380,518	[f]	363,632
ZF Invest SAS, Term Loan B, 3 Month EURIBOR +3.93%	EUR	3.93	7/12/2028	1,000,000	[f]	778,321
					3,384,074
Food Service - .1%
TKC Holdings Inc., Term Loan, 3 Month LIBOR +5.50%		7.00	5/14/2028	205,375	[f]	177,470
Health Care - 6.7%
Air Methods Corp., Initial Term Loan, 3 Month LIBOR +3.50%		7.17	4/21/2024	199,892	[f]	160,830
Auris Luxembourg III SA, Facility Term Loan B-1, 6 Month EURIBOR +4.00%	EUR	4.00	2/21/2026	2,000,000	[f]	1,795,589
Baart Programs Inc., Delayed Draw Term Loan, 1-3 Month LIBOR +3.00%		4.56	6/11/2027	921,943	[f,h]	889,675
Baart Programs Inc., Term Loan, 1 Month LIBOR +5.00%		8.12	6/11/2027	1,061,750	[f]	1,024,589
Cerebro Bidco GmbH, Facility Term Loan B-1, 3 Month EURIBOR +4.25%	EUR	4.49	12/11/2027	633,857	[f]	582,647
Cerebro BidCo GmbH, Facility Term Loan B-2, 3 Month EURIBOR +4.25%	EUR	4.49	12/11/2027	366,143	[f]	336,562
Financiere Verdi I SASU, Facility Term Loan B, 12 Month SONIA +4.50%	GBP	6.70	4/15/2028	1,500,000	[f]	1,444,537
Gainwell Acquisition Corp., Term Loan B, 3 Month LIBOR +4.00%		6.25	10/1/2027	340,106	[f]	324,971
Global Medical Response, 2017-2 New Term Loan, 1 Month LIBOR +4.25%		7.37	3/14/2025	104,253	[f]	90,707

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 46.8% (continued)
Health Care - 6.7% (continued)
Global Medical Response, 2020 Term Loan, 1 Month LIBOR +4.25%		6.81	10/2/2025	176,850	[f]	154,213
Inovie SASU, Senior Facility Term Loan B, 3 Month EURIBOR +4.00%	EUR	5.19	3/3/2028	1,000,000	[f]	911,446
Inula Natural Health Group, Senior Facility Term Loan B, 3 Month EURIBOR +3.75%	EUR	3.94	12/11/2025	903,382	[f]	804,203
MED ParentCo LP, First Lien Initial Term Loan, 1 Month LIBOR +4.25%		7.37	8/31/2026	600,425	[f]	509,358
Pathway Vet Alliance LLC, 2021 Replacement Term Loan, 3 Month LIBOR +3.75%		7.42	3/31/2027	171,042	[f]	151,586
PetVet Care Centers LLC, Second Lien Initial Term Loan, 1 Month LIBOR +6.25%		9.37	2/15/2026	301,948	[f]	289,366
Pluto Acquisition I Inc., 2021 First Lien Term Loan, 3 Month LIBOR +4.00%		6.08	6/20/2026	86,545	[f]	75,943
Resonetics LLC, First Lien Initial Term Loan, 3 Month LIBOR +4.00%		6.37	4/28/2028	58,666	[f]	55,879
Sharp Midco LLC, First Lien Initial Term Loan, 3 Month LIBOR +4.00%		7.67	1/20/2029	152,221	[f]	143,849
Sirona BidCo SASU, Facility Term Loan B, 3 Month EURIBOR +4.50%	EUR	5.51	12/17/2028	1,000,000	[f]	899,196
Surgery Center Holdings Inc., 2021 New Term Loan, 1 Month LIBOR +3.75%		6.51	8/31/2026	437,064	[f]	415,840
Team Health Holdings Inc., Extended Term Loan, 1 Month Term SOFR +5.25%		8.28	2/2/2027	186,773	[f]	160,003
Tecostar Holdings Inc., 2017 First Lien Term Loan, 3 Month LIBOR +3.50%		5.79	5/1/2024	223,045	[f]	201,716
WCG Purchaser Corp., First Lien Initial Term Loan, 1-3 Month LIBOR +4.00%		6.39	1/8/2027	381,879	[f]	360,557
					11,783,262
Industrial - 3.2%
Osmose Utilities Services, First Lien Initial Term Loan, 1 Month LIBOR +3.25%		6.37	6/22/2028	231,620	[f]	213,163
Pro Mach Group Inc., Initial Term Loan, 1 Month LIBOR +4.00%		7.12	8/31/2028	191,149	[f]	182,735

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 46.8% (continued)
Industrial - 3.2% (continued)
Qualtek USA LLC, Tranche Term Loan B, 3 Month LIBOR +6.25%		9.06	7/18/2025	4,777,965	[f]	3,631,254
Radar Bidco SARL, Initial Term Loan, 6 Month EURIBOR +10.00%	EUR	10.18	12/16/2024	1,109,299	[f]	1,091,436
SPX FLOW Inc., Term Loan, 1 Month Term SOFR +4.60%		7.63	4/5/2029	242,006	[f]	224,763
VAC Germany Holding GmbH, Term Loan B, 3 Month LIBOR +4.00%		7.67	3/8/2025	261,777	[f]	242,798
					5,586,149
Information Technology - 4.2%
Boxer Parent Inc., 2021 Replacement Dollar Term Loan, 1 Month LIBOR +3.75%		6.87	10/2/2025	645,557	[f]	613,528
Boxer Parent Inc., 2021 Replacement EURO Term Loan, 1 Month EURIBOR +4.00%	EUR	4.69	10/2/2025	986,460	[f]	898,762
Camelia Bidco Ltd., Facility Term Loan B-1, 3 Month GBPLIBOR +4.75%	GBP	6.96	10/5/2024	1,500,000	[f]	1,573,079
Concorde Lux SARL, Term Loan B, 6 Month EURIBOR +4.00%	EUR	4.00	3/1/2028	1,000,000	[f]	908,996
CT Technologies, 2021 Reprice Term Loan, 1 Month LIBOR +4.25%		7.37	12/16/2025	151,342	[f]	139,897
DCert Buyer Inc., First Lien Initial Term Loan, 3 Month LIBOR +4.00%		6.90	10/16/2026	425,011	[f]	406,652
DCert Buyer Inc., Second Lien Initial Term Loan, 3 Month LIBOR +7.00%		9.90	2/16/2029	200,000	[f]	187,500
DTI Holdco Inc., Initial Term Loan, 3 Month Term SOFR +4.75%		7.33	4/26/2029	320,000	[f]	304,658
EP Purchaser LLC, Closing Date Term Loan, 3 Month LIBOR +3.50%		7.17	11/4/2028	318,400	[f]	311,475
Finthrive Software Intermediate, Term Loan, 1 Month LIBOR +4.00%		7.12	12/17/2028	234,607	[f]	216,425
Genesys Cloud Services, Initial Euro Term Loan B-4, 1 Month EURIBOR +4.25%	EUR	4.25	12/1/2027	997,468	[f]	927,468
Ivanti Software Inc., First Lien Term Loan B, 3 Month LIBOR +4.25%		7.33	12/1/2027	287,839	[f]	225,624
Mitchell International, Second Lien Initial Term Loan, 3 Month LIBOR +6.50%		9.57	10/15/2029	107,692	[f]	101,096

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 46.8% (continued)
Information Technology - 4.2% (continued)
Mitnick Corporate Purchaser, Initial Term Loan, 3 Month Term SOFR +4.75%		7.39	5/2/2029	320,000	[f]	302,800
UKG Inc., First Lien Initial Term Loan, 1 Month LIBOR +3.75%		6.87	5/3/2026	294,999	[f]	282,093
					7,400,053
Insurance - 4.4%
Alliant Holdings Intermediate, 2021-2 New Term Loan, 1 Month LIBOR +3.50%		6.49	11/12/2027	318,641	[f]	302,709
Asurion LLC, New Term Loan B-4, 1 Month LIBOR +5.25%		8.37	1/15/2029	71,244	[f]	54,857
Asurion LLC, Second Lien Term Loan B-3, 1 Month LIBOR +5.25%		8.37	2/3/2028	1,083,367	[f]	822,005
BidCo SB SAS, Term Loan, 6 Month EURIBOR +3.75%	EUR	3.98	11/16/2028	1,000,000	[f]	920,429
Kereis SAS, Facility Term Loan B-1, 6 Month EURIBOR +4.00%	EUR	4.23	6/1/2027	1,000,000	[f]	909,976
Mayfield Agency Borrower, First Lien Term Loan B, 1 Month LIBOR +4.50%		7.62	2/28/2025	568,754	[f]	553,648
Sedgwick Claims Management Services Inc., 2019 New Term Loan, 1 Month LIBOR +3.75%		6.87	9/3/2026	763,448	[f]	731,238
Sedgwick Claims Management Services Inc., 2020 Term Loan, 1 Month LIBOR +4.25%		7.37	9/3/2026	6,906	[f]	6,678
Selectquote, Initial Term Loan, 1 Month LIBOR +8.10%		11.13	11/5/2024	3,804,834	[f,i]	3,519,472
					7,821,012
Internet Software & Services - 1.9%
Endure Digital Inc., Initial Term Loan, 1 Month LIBOR +3.50%		6.18	2/10/2028	404,875	[f]	344,144
ION Trading Finance Ltd., Initial Dollar Term Loan, 3 Month LIBOR +4.75%		8.42	4/1/2028	128,375	[f]	119,517
ION Trading Finance Ltd., Initial Euro Term Loan, 3 Month EURIBOR +4.25%	EUR	5.44	4/1/2028	1,975,000	[f]	1,789,742
Proofpoint Inc., Initial Term Loan, 3 Month LIBOR +3.25%		6.32	8/31/2028	485,021	[f]	456,660
Weddingwire Inc., Amendment No. 3 Term Loan, 1 Month Term SOFR +4.50%		7.06	12/21/2025	729,328	[f]	709,271
					3,419,334

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 46.8% (continued)
Materials - 1.0%
Berlin Packaging LLC, Tranche Term Loan B-5, 1-3 Month LIBOR +3.75%		6.88	3/11/2028	206,940	[f]	195,946
Charter Nex US Inc., 2021 Refinancing Term Loan, 3 Month LIBOR +3.75%		6.56	12/1/2027	78,373	[f]	74,571
Clydesdale Acquisition, Term Loan B, 1 Month Term SOFR +4.18%		7.31	4/13/2029	286,262	[f]	270,836
Grinding Media Inc., First Lien Initial Term Loan, 3-6 Month LIBOR +4.00%		7.52	10/12/2028	430,877	[f]	385,635
MAR Bidco SARL, USD Facility Term Loan B, 3 Month LIBOR +4.30%		7.97	6/28/2028	109,227	[f]	100,307
Mauser Packaging Solutions, Initial Term Loan, 1 Month LIBOR +3.25%		5.81	4/3/2024	110,379	[f]	103,274
Pretium PKG Holdings Inc., First Lien Initial Term Loan, 3 Month LIBOR +4.00%		6.58	10/1/2028	157,096	[f]	141,622
Proampac PG Borrower LLC, 2020-1 Term Loan, 2-3 Month LIBOR +3.75%		6.54	11/3/2025	333,378	[f]	313,959
Valcour Packaging LLC, Second Lien Initial Term Loan, 3 Month LIBOR +7.00%		8.47	9/30/2029	240,000	[f]	201,600
					1,787,750
Media - 1.3%
DIRECTV Financing LLC, Closing Date Term Loan, 1 Month LIBOR +5.00%		8.12	8/2/2027	627,786	[f]	586,393
NEP Europe Finco BV, Initial Euro Term Loan, 3 Month EURIBOR +3.50%	EUR	4.69	10/20/2025	1,934,673	[f]	1,678,028
					2,264,421
Retailing - .6%
Great Outdoors Group LLC, Term Loan B-2, 1 Month LIBOR +3.75%		6.27	3/5/2028	587,017	[f]	544,459
Staples Inc., 2019 Refinancing New Term Loan B-1, 3 Month LIBOR +5.00%		7.78	4/12/2026	192,984	[f]	170,167
Woof Holdings Inc., First Lien Initial Term Loan, 3 Month LIBOR +3.75%		7.32	12/21/2027	355,806	[f]	337,127
					1,051,753
Semiconductors & Semiconductor Equipment - .4%
Natel Engineering Inc., Initial Term Loan, 1-6 Month LIBOR +6.25%		9.89	4/30/2026	664,721	[f]	618,190

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 46.8% (continued)
Technology Hardware & Equipment - 1.8%
Access CIG LLC, First Lien Term Loan B, 3 Month LIBOR +3.75%		6.82	2/27/2025	170,056	[f]	163,296
Atlas CC Acquisition Corp., First Lien Term Loan B, 3 Month LIBOR +4.25%		7.32	5/25/2028	718,384	[f]	632,357
Atlas CC Acquisition Corp., First Lien Term Loan C, 3 Month LIBOR +4.25%		7.32	5/25/2028	146,112	[f]	128,615
Kronosnet CX Bidco, Term Loan B, 3 Month EURIBOR +5.75%	EUR	5.75	9/27/2029	1,000,000	[f]	901,646
Marnix SAS, Facility Term Loan B, 3 Month EURIBOR +3.00%	EUR	3.00	11/19/2026	1,000,000	[f]	893,943
Mcafee Corp., Tranche Term Loan B-1, 1 Month Term SOFR +3.75%		6.36	3/1/2029	428,875	[f]	392,343
					3,112,200
Telecommunication Services - 1.2%
CCI Buyer Inc., First Lien Initial Term Loan, 3 Month Term SOFR +4.00%		7.55	12/17/2027	716,607	[f]	677,372
Connect Finco SARL, Amendment No. 1 Refinancing Term Loan, 1 Month LIBOR +3.50%		6.03	12/12/2026	259,869	[f]	242,654
Crown Subsea Communications, Initial Term Loan, 1 Month LIBOR +4.75%		7.31	4/27/2027	270,264	[f]	262,156
Lorca Finco PLC, Facility Term Loan B, 6 Month EURIBOR +4.25%	EUR	4.50	9/18/2027	1,000,000	[f]	909,442
					2,091,624
Transportation - .1%
OLA Netherlands BV, Term Loan, 1 Month Term SOFR +6.25%		9.20	12/3/2026	146,732	[f]	141,229
Worldwide Express Inc., First Lien Initial Term Loan, 3 Month LIBOR +4.00%		7.67	7/26/2028	94,344	[f]	86,192
					227,421
Utilities - .1%
Eastern Power LLC, Term Loan B, 3 Month LIBOR +3.75%		7.42	10/2/2025	233,550	[f]	200,545
Total Floating Rate Loan Interests (cost $95,223,025)				82,304,018
Description				Shares	[b]	Value ($)
Common Stocks - .1%
Information Technology - .1%
Skillsoft Corp.				104,668	[j]	191,542

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares	[b]	Value ($)
Common Stocks - .1% (continued)
Media - .0%
Altice USA Inc., Cl. A		2,500	[j]	14,575
Total Common Stocks (cost $1,158,018)		206,117
	1-Day Yield (%)
Investment Companies - 5.2%
Registered Investment Companies - 5.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $9,000,389)	3.03	9,000,389	[k]	9,000,389
Total Investments (cost $304,249,050)		142.7%	250,835,705
Liabilities, Less Cash and Receivables		(42.7%)	(75,007,240)
Net Assets		100.0%	175,828,465

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

PRIME—Prime Lending Rate

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

TSFR—Term SOFR (Secured Overnight Financing Rate) Reference Rates

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security, or portion thereof, has been pledged as collateral for the fund’s Revolving Credit and Security Agreement.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, these securities were valued at $152,447,546 or 86.7% of net assets.

d Payment-in-kind security and interest may be paid in additional par.

e Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

f Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

g Collateralized Loan Obligations equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The estimated yield and investment cost may ultimately not be realized.

h Investment, or portion of investment, represents an unfunded floating note loan interest outstanding.

i The fund held Level 3 securities at September 30, 2022. These securities were valued at $3,519,472 or 2.0% of net assets.

j Non-income producing security.

k Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Collateralized Loan Obligations	59.5
Consumer, Non-cyclical	21.5
Communications	12.5
Consumer, Cyclical	10.9
Industrial	9.7
Financial	8.0
Technology	6.8
Investment Companies	5.2
Basic Materials	3.8
Energy	3.6
Utilities	1.1
142.7

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 3/31/2022	Purchases ($)†	Sales ($)	Value ($) 9/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - 5.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 5.2%	10,106,575	153,812,204	(154,918,390)	9,000,389	105,145

† Includes reinvested dividends/distributions.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs & Co. LLC
United States Dollar	13,777,656	Euro	14,270,000	10/31/2022	(237,496)
Euro	915,000	United States Dollar	899,648	10/24/2022	(1,423)
United States Dollar	86,944,822	Euro	87,600,000	10/24/2022	950,838
British Pound	35,000	United States Dollar	39,115	10/24/2022	(16)
United States Dollar	3,959,622	British Pound	3,490,000	10/24/2022	60,839
United States Dollar	3,238,289	British Pound	3,010,000	10/31/2022	(124,784)
Gross Unrealized Appreciation					1,011,677
Gross Unrealized Depreciation					(363,719)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	295,248,661	241,835,316
Affiliated issuers	9,000,389	9,000,389
Cash		363,769
Cash denominated in foreign currency	6,696,181	6,725,703
Dividends and interest receivable		3,693,813
Receivable for investment securities sold		2,344,488
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		1,011,677
Prepaid expenses		4,682
		264,979,837
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		949,976
Loan payable ($83,000,000 face amount, respectively, report net of unamortized debt issuance cost of $201,818)—Note 2		82,798,182
Payable for investment securities purchased		4,849,442
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		363,719
Directors’ fees and expenses payable		14,322
Interest and loan fees payable—Note 2		14,221
Other accrued expenses		161,510
		89,151,372
Net Assets ($)		175,828,465
Composition of Net Assets ($):
Paid-in capital		216,888,324
Total distributable earnings (loss)		(41,059,859)
Net Assets ($)		175,828,465

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)	2,166,579
Net Asset Value Per Share ($)	81.15

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended September 30, 2022 (Unaudited)

Investment Income ($):
Income:
Interest	11,041,476
Dividends:
Unaffiliated issuers	1,152
Affiliated issuers	105,145
Total Income	11,147,773
Expenses:
Management fee—Note 3(a)	1,672,408
Interest expense and loan fees—Note 2	1,663,807
Custodian fees—Note 3(b)	205,546
Professional fees	107,311
Directors’ fees and expenses—Note 3(c)	21,214
Prospectus and shareholders’ reports	18,591
Chief Compliance Officer fees—Note 3(b)	4,805
Shareholder servicing costs	4,429
Miscellaneous	119,415
Total Expenses	3,817,526
Net Investment Income	7,330,247
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(8,656,881)
Net realized gain (loss) on forward foreign currency exchange contracts	14,803,276
Net Realized Gain (Loss)	6,146,395
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(43,913,866)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	721,042
Net Change in Unrealized Appreciation (Depreciation)	(43,192,824)
Net Realized and Unrealized Gain (Loss) on Investments	(37,046,429)
Net (Decrease) in Net Assets Resulting from Operations	(29,716,182)

See notes to financial statements.

STATEMENT OF CASH FLOWS
Six Months Ended September 30, 2022 (Unaudited)

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(51,977,430)
Proceeds from sales of portfolio securities	63,769,403
Net purchase (sales) of short-term securities	2,626,878
Dividends and interest income received	11,277,432
Interest and loan fees paid	(1,759,587)
Expenses paid to BNY Mellon Investment Adviser, Inc. and affiliates	(1,944,024)
Operating expenses paid	(286,335)
Net realized gain (loss) from forward foreign currency
exchange contracts transactions	14,803,276
Net Cash Provided (or Used) in Operating Activities		36,509,613
Cash Flows from Financing Activities ($):
Dividends paid to shareholders	(11,668,686)
Cost of shares redeemed	(10,217,561)
Decrease in loan outstanding	(10,000,000)
Net Cash Provided (or Used) in Financing Activities		(31,886,247)
Effect of Foreign Exchange Rate Changes on Cash		36,263
Net Increase (Decrease) in Cash		4,659,629
Cash and cash denominated in foreign currency at beginning of period†		2,429,843
Cash and Cash Denominated in Foreign Currency at End of Period		7,089,472
Reconciliation of Net Increase (Decrease) in Net Assets
Resulting from Operations to Net Cash Provided
by Operating Activities ($):
Net (Decrease) in Net Assets Resulting From Operations		(29,716,182)
Adjustments to Reconcile Net Increase (Decrease) in Net Assets
Resulting from Operations to Net Cash
Provided (or Used) in Operating Activities ($):
Decrease in investments in securities at cost		23,559,138
Decrease in dividends and interest receivable		129,659
Increase in receivable for investment securities sold		(422,671)
Increase in prepaid expenses		(4,682)
Decrease in Due to BNY Mellon Investment Adviser, Inc. and affiliates		(61,265)
Decrease in payable for investment securities purchased		(60,735)
Increase in interest and loan fees payable		5,683
Increase in unamortized debt issuance cost		(101,463)
Increase in Directors' fees and expenses payable		155
Decrease in other accrued expenses		(10,848)
Net change in unrealized (appreciation) depreciation on investments		43,192,824
Net Cash Provided (or Used) in Operating Activities		36,509,613

†	Includes deposits held as collateral by broker.
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Operations ($):
Net investment income	7,330,247	20,203,536
Net realized gain (loss) on investments	6,146,395	17,590,065
Net change in unrealized appreciation (depreciation) on investments	(43,192,824)	(30,171,406)
Net Increase (Decrease) in Net Assets Resulting from Operations	(29,716,182)	7,622,195
Distributions ($):
Distributions to shareholders	(7,680,244)	(18,494,724)
Capital Stock Transactions ($):
Cost of shares redeemed	(10,217,561)	(25,151,530)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(10,217,561)	(25,151,530)
Total Increase (Decrease) in Net Assets	(47,613,987)	(36,024,059)
Net Assets ($):
Beginning of Period	223,442,452	259,466,511
End of Period	175,828,465	223,442,452
Capital Share Transactions (Shares):
Shares redeemed	(112,531)	(242,900)
Net Increase (Decrease) in Shares Outstanding	(112,531)	(242,900)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	September 30, 2022	Year Ended March 31,
	(Unaudited)	2022	2021	2020[a]
Per Share Data ($):
Net asset value, beginning of period	98.04	102.88	70.25	100.00
Investment Operations:
Net investment income[b]	3.30	8.40	7.39	3.29
Net realized and unrealized gain (loss) on investments	(16.69)	(5.42)	32.49	(29.41)
Total from Investment Operations	(13.39)	2.98	39.88	(26.12)
Distributions:
Dividends from net investment income	(3.50)	(7.82)	(7.25)	(3.63)
Net asset value, end of period	81.15	98.04	102.88	70.25
Total Return (%)	(13.66)[c]	2.78	57.72	(26.60)[c]
Ratios/Supplemental Data (%)
Ratio of total expenses to average net assets	3.82[d]	2.89	2.85	2.56[d]
Ratio of interest expense and loan fees to average net assets	1.66[d]	.84	.79	.84[d]
Ratio of net investment income to average net assets	7.33[d]	8.12	7.86	5.67[d]
Portfolio Turnover Rate	18.57[c]	59.22	56.47	34.44[c]
Net Assets, end of period ($ x 1,000)	175,828	223,442	259,467	186,385
Average borrowings outstanding ($ x 1,000)	89,913	93,000	89,597	35,321
Weighted average number of fund shares outstanding ($ x 1,000)	2,224	2,406	2,625	2,653
Average amount of debt per share ($)	40.43	38.65	34.13	13.31

a From August 31, 2019 (commencement of operations) to March 31, 2020.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company. The fund has a limited term of approximately six years. The fund’s investment objective is to seek to provide total return consisting of high current income and capital appreciation. The fund will terminate at the close of business on August 30, 2025, the sixth anniversary of the closing date of the fund’s initial public offering (the “Termination Date”), although the fund’s Board of Directors (the “Board”) may choose to commence the liquidation and termination of the fund prior to the Termination Date. The Board may also, in its sole discretion and without shareholder approval, extend the Termination Date by up to one year to a date on or before August 30, 2026, the seventh anniversary of the fund’s initial public offering, which date shall then become the Termination Date. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Alcentra NY, LLC (the “Sub-Adviser”), serves as the fund’s sub-adviser.

The fund determines its net asset value quarterly for purposes of compliance with the Act, although it also calculates and publishes a daily net asset value. Shareholders are not able to transact in the fund’s shares on a daily basis and, as a result, should consider the daily net asset value provided by the fund for informational purposes only. Shareholders should not rely on third-party information that uses the published daily net asset value to calculate the fund’s performance. The fund’s performance, based on its quarterly net asset value, will be provided in the fund’s reports to shareholders.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in debt securities, equity securities and floating rate loan interests, excluding short-term investments (other than U.S. Treasury

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Certain of the fund’s investments will be fair valued in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private securities and private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realizes upon the disposal of such investments. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Loan Obligations	-	104,625,507	-	104,625,507
Corporate Bonds	-	54,699,674	-	54,699,674
Equity Securities - Common Stocks	206,117	-	-	206,117
Floating Rate Loan Interests	-	78,784,546	3,519,472	82,304,018
Investment Companies	9,000,389	-	-	9,000,389

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	1,011,677	-	1,011,677
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(363,719)	-	(363,719)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Floating Rate Loan Interests ($)
Balance as of 3/31/2022†	3,661,412
Net realized gain (loss)	91
Change in unrealized appreciation (depreciation)	(132,895)
Purchases/Issuances	423
Sales/Dispositions	(9,559)
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 9/30/2022†	3,519,472
The amount of total gain (loss) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 9/30/2022	(132,895)

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis. Interest income from investments in collateralized loan obligations (“CLO”) equity is recorded based upon an effective yield to maturity utilizing assumed cash flows. The Sub-Adviser monitors the expected cash flows from the fund’s CLO equity investments and effective yield is determined and adjusted as needed.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: An investment in the fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in the fund’s shares of common stock (“Common Shares”) represents an indirect investment in the credit instruments and other investments and assets owned by the fund. The value of the fund’s portfolio investments may move up or down, sometimes rapidly and unpredictably. The value of the instruments in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent that the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risk associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Credit Risk: The fund invests primarily in credit instruments, which are subject to credit risk. Credit risk is the risk that one or more credit instruments in the fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. Losses may occur because the market value of a credit instrument is affected by the creditworthiness or perceived creditworthiness of the issuer and by general economic and specific industry conditions and the fund’s investments will often be subordinate to other debt in the issuer’s capital structure. Because the fund generally expects to invest a significant portion of its Managed Assets (as defined below) in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of below investment grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of investment grade instruments, which may reduce the fund’s net asset value.

Floating Rate Loan Risk: The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade quality, and inherently speculative. In the event of the bankruptcy or insolvency of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the borrower’s loan.

Collateralized Debt Obligations Risk: The fund invests in Collateralized Debt Obligations (“CDO”), including CLOs. CDOs may be thinly traded or have a limited trading market. CDOs, such as CLOs, are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs and other types of CDOs may be characterized by the fund as illiquid securities, especially investments in mezzanine and subordinated/equity tranches of CLOs; however, an active dealer market may exist for certain investments and more senior CLO tranches, which would allow such securities to be considered liquid in some circumstances. In addition to the general risks associated with credit instruments discussed herein, CLOs and other types of CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the class of CLO or CDO held by the fund is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Direct Lending Risk: The fund may directly originate loans as part of its Direct Lending Strategy. The Direct Lending Strategy seeks to generate attractive returns by lending to “middle market” businesses. Investing in middle market companies involves a number of significant risks, including but not limited to the following: (i) they may have limited financial resources and may be unable to meet their debt obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the fund’s realizing any guarantees the fund may have obtained in connection with an investment; (ii) they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns; (iii) they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the issuer; (iv) they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; (v) changes in laws and regulations, as well as their interpretations, may adversely affect the business, financial structure or prospects of middle market companies; and (vi) they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

There also is generally little public information about privately-held middle market companies. These middle market companies and their financial information generally are not subject to the reporting requirements of the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Securities Exchange Act of 1934, as amended, and other regulations that govern public companies, and the fund may be unable to uncover all material information about these companies, which may prevent the Sub-adviser from making a fully informed investment decision and cause the fund to lose money on its investments.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. To permit the fund to maintain a more stable quarterly distribution, the fund may from time to time distribute less than the entire amount of income earned in a particular period. Any such undistributed income would be available to supplement future distributions. As a result, the distributions paid by the fund for any particular quarterly period may be more or less than the amount of income actually earned by the fund during that period. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On August 4, 2022, the Board declared a cash dividend of $1.75 per share from undistributed net investment income, payable on September 28, 2022 to shareholders of record as of the close of business on September 14, 2022. The ex-dividend date was September 13, 2022.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended March 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $1,482,133 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2022. These short-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2022 was as follows: ordinary income $18,494,724. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) Share repurchases: As disclosed in its prospectus, beginning approximately one year after the completion of the fund’s initial public offering and ending upon the adoption by the Board of a plan of liquidation, the fund intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of its Common Shares then outstanding in the sole discretion of the Board. Any tender offer will be made, and shareholders will be notified, in accordance with the requirements of the Act and the Securities Exchange Act of 1934, as amended. When the fund conducts a tender offer, shareholders should read carefully the tender offer documents once they are filed with the SEC and become available, as they will contain important information about the offer.

During the period, the fund conducted two quarterly tender offers. The final results of those tender offers were as follows:

Tender Offer Period	Number of Shares Tendered	Number of Tendered Shares Purchased	Pro-Ration Factor	Purchase Price*
April 14, 2022 – May 13, 2022	272,622	56,978	.20957	$98.03
July 15, 2022 – August 12, 2022	240,408	55,553	.23188	$83.38

* Purchase Price is equal to 100% of the fund’s net asset value per share as of March 31, 2022 for the second quarter of 2022 and June 30, 2022 for the third quarter of 2022.

(i) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022 (“FASB Effective Date”). Management had evaluated the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management will be adopting ASU 2020-04 and ASU 2021-01 on FASB Effective Date or if amended ASU 2020-04 new extended FASB Effective Date, if any. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Borrowings:

The fund has a $105,000,000 Revolving Credit and Security Agreement with Societe Generale (the “Agreement”), which will terminate on September 6, 2024 (or the prior business day, as necessary). Prior to September 6, 2022, the Agreement was $132,000,000. Under the terms of the Agreement, the fund may borrow “Advance Rate” (means, at any date, the quotient (expressed as a percentage) of (i) the Total Outstanding’s at such date plus all accrued and unpaid interest on the Loans as of such date divided by (ii) the Aggregate Eligible Collateral Value at such date.). The interest paid by the fund on such Advance Rate is determined with reference to the principal amount of each Advance Rate outstanding from time to time. The fund also paid additional fees pursuant to the Agreement. During the period ended September 30, 2022, total fees pursuant to the Agreement amounted to $1,663,807 inclusive of $1,443,014 of interest expenses and $220,793 of loan fees.

The average amount of borrowings outstanding under the Agreement during the period ended September 30, 2022 was $89,912,568, with a related weighted average annualized interest rate of 3.20%. The fund’s borrowings under the Agreement are secured by its portfolio holdings.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a Management Agreement with the Adviser, the management fee is computed at the annual rate of 1.25% of the value of the fund’s “Managed Assets” determined as of the last day of each quarter, and is payable quarterly in arrears. “Managed Assets” of the fund means the total assets of the fund, including any assets attributable to leverage (i.e., any loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), preferred stock or other similar preference securities (“Preferred Shares”), or the use of derivative instruments that have the economic effect of leverage), minus the fund’s accrued liabilities, other than any liabilities or obligations attributable to leverage obtained through (i) indebtedness of any type (including, without limitation, Borrowings), (ii) the issuance of Preferred Shares, and/or (iii) any other means, all as determined in accordance with generally accepted accounting principles.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a fee at the annual rate of .625% of the value of the fund’s Managed Assets determined as of the last day of each quarter, and payable quarterly in arrears.

(b) The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended September 30, 2022, the fund was charged $205,546 pursuant to the custody agreement.

During the period ended September 30, 2022, the fund was charged $4,805 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $817,691, Custodian fees of $130,000 and Chief Compliance Officer fees of $2,285.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2022, amounted to $50,223,036 and $62,223,526, respectively.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

The fund may enter into certain credit agreements all or a portion of which may be unfunded. The fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Statement of Investments. At September 30, 2022, the fund had sufficient cash and/or securities to cover these commitments.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. The SEC recently adopted Rule 18f-4 under the Act, which, effective August 18, 2022, regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2022 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at September 30, 2022 are set forth in the Statement of Investments.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At September 30, 2022, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	1,011,677	(363,719)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,011,677	(363,719)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	1,011,677	(363,719)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of September 30, 2022:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Goldman Sachs & Co. LLC	1,011,677		(363,719)	(647,958)		-

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Goldman Sachs & Co. LLC	(363,719)		363,719	-		-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2022:

Average Market Value ($)
Forward contracts	113,292,208

At September 30, 2022, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $52,765,387, consisting of $3,102,355 gross unrealized appreciation and $52,765,387 gross unrealized depreciation.

At September 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events:

Prior to November 1, 2022 (the “Closing Date”), the Sub-Adviser was a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser and served as the fund’s sub-adviser pursuant to a sub-investment advisory agreement between the Adviser, and the Sub-Adviser (the “Prior Sub-Advisory Agreement”).

On the Closing Date, BNY Mellon’s sale of the Sub-Adviser to Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, was completed.

As a result of the sale of the Sub-Adviser (the “Transaction”), there was a “change in control” of the Sub-Adviser, which effected an assignment and automatic termination of the Prior Sub-Advisory Agreement, pursuant to its terms and the applicable provisions of the Act, as of the Closing Date. Consequently, the fund’s Board had approved a new sub-investment advisory agreement (the “New Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser, with respect to the fund, and called a Special Meeting of Shareholders to seek shareholder approval of the New Sub-Advisory Agreement.

At Special Meetings of Shareholders held on October 13, 2022 and November 17, 2022, votes were presented and counted but the fund did not receive enough votes to reach the required threshold to approve the New Sub-Advisory Agreement. While the percentage of shares voted was significantly in favor of the proposal, the shareholder meeting has been further adjourned to December 14, 2022 at 4:00 PM to provide additional time for shareholders of the fund to vote.

While shareholder approval has not yet been obtained for the New Sub-Advisory Agreement, the Sub-Adviser now serves as sub-adviser to the fund pursuant to an interim sub-investment advisory agreement between the Adviser and the Sub-Adviser (the “Interim Sub-Advisory Agreement”), which was approved by the fund’s Board, but did not require shareholder approval. Implementation of the Interim Sub-Advisory Agreement will permit the Sub-Adviser to continue to provide investment management of the fund’s assets while the fund continues to seek shareholder approval of the New Sub-Advisory Agreement. The Interim Sub-Advisory Agreement will expire the earlier of 150 days after the Closing Date or upon shareholder approval and effectiveness of the New Sub-Advisory Agreement.

There will be no increase in the advisory fee payable by the fund to the Adviser as a consequence of the Transaction and the sub-advisory fee payable by the Adviser to the Sub-Adviser under the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement are the same as that payable by the Adviser to the Sub-Adviser under the Prior Sub-Advisory Agreement. The New Sub-Advisory Agreement and Interim Sub-Advisory Agreement are substantially similar in material respects to the Prior Sub-Advisory Agreement and the fund’s investment strategy and management policies

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

currently are not expected to change in connection with the implementation of either agreement.

The fund conducted a quarterly tender offer for up to 2.5% of its issued and outstanding Common Shares, which commenced on October 14, 2022 and expired at 5:00 p.m. Eastern time on November 14, 2022. The tender offer was oversubscribed. Therefore, in accordance with the terms and conditions of the tender offer, the fund will purchase shares from all tendering shareholders on a pro rata basis, after disregarding fractions, based on the number of shares properly tendered (and not timely withdrawn) by or on behalf of each shareholder. The final results of the tender offer are provided in the table below.

Number of Shares Tendered	Number of Tendered Shares to Be Purchased	Pro-Ration Factor	Purchase Price*
222,232	54,164	.24445	$81.15

* Purchase Price is equal to 100% of the fund’s net asset value per share as of September 30, 2022.

INFORMATION ABOUT THE APPROVAL OF THE FUND’S INTERIM AND NEW SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors (the “Board”) held on August 4, 2022 (the “August Meeting”), the Board considered and approved an interim sub-investment advisory agreement (the “Interim Sub-Advisory Agreement”) and a new sub-investment advisory agreement (the “New Sub-Advisory Agreement”), each between the fund’s investment adviser, BNY Mellon Investment Adviser, Inc. (“BNYM Adviser”), on behalf of the fund, and Alcentra NY, LLC (“Alcentra NY”), the fund’s sub-investment adviser, pursuant to which Alcentra NY would continue to provide day-to-day management of the fund’s portfolio, and agreed to recommend that shareholders of the fund approve the New Sub-Advisory Agreement at a shareholder meeting to be held on October 13, 2022. Alcentra NY currently provides day-to-day management of the fund’s portfolio pursuant to a sub-investment advisory agreement (the “Current Sub-Advisory Agreement”) between BNYM Adviser, on behalf of the fund, and Alcentra NY. Alcentra NY is a subsidiary of Alcentra Group Holdings, Inc. (together with Alcentra NY, “Alcentra”), which then was an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), the parent company of BNYM Adviser. At the August Meeting, representatives of BNYM Adviser stated that, in May 2022, BNY Mellon entered into a definitive agreement with Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, pursuant to which Franklin Templeton will, subject to certain regulatory approvals and satisfaction of other conditions, acquire Alcentra (the “Transaction”). They noted that the Transaction was expected to be completed during the fourth quarter of 2022 (the “Closing Date”), at which time Alcentra NY will become a subsidiary of Franklin Templeton and there will be a “change in control” of Alcentra NY, which will effect an assignment and automatic termination of the Current Sub-Advisory Agreement, pursuant to its terms and the applicable provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). To enable Alcentra NY to continue to provide day-to-day management of the fund’s investments after the automatic termination of the Current Sub-Advisory Agreement, the Board members present in person at the August Meeting, including a majority of the Board members who are not “interested persons” (as that term is defined in the 1940 Act) of the fund (“Independent Board Members”), unanimously approved the New Sub-Advisory Agreement, subject to shareholder approval, and the Interim Sub-Advisory Agreement, which does not require shareholder approval, that would go into effect for a limited period of time if shareholders have not approved the New Sub-Advisory Agreement on or before the Closing Date. As required under the 1940 Act, the Interim Sub-Advisory Agreement expires upon the earlier of 150 days after the Closing Date or upon shareholder approval and effectiveness of the New Sub-Advisory Agreement. There are no material differences between the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, except for the term and termination and fee payment provisions.

The Current Sub-Advisory Agreement was most recently reapproved by the Board for a one-year continuance at a meeting held March 2-3, 2022 (the “15(c) Meeting”). At the 15(c) Meeting, the Independent Board Members requested and received information from BNYM Adviser and Alcentra NY they deemed reasonably necessary for their

INFORMATION ABOUT THE APPROVAL OF THE FUND’S INTERIM AND NEW SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

review of the Current Sub-Advisory Agreement and the performance and services provided by Alcentra NY. The information received by the Board included information related to the fees paid by the fund to BNYM Adviser and by BNYM Adviser to Alcentra NY and the profitability of BNYM Adviser and its affiliates with respect to the fund, among other items, in accordance with Section 15(c) of the 1940 Act. Management believed that there were no material changes to the information presented at the 15(c) Meeting relevant to the Board’s consideration of the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement, other than the information about the Transaction, Alcentra NY, Alcentra Group Holdings, Inc. and Franklin Templeton.

In connection with the August Meeting and in accordance with Section 15(c) of the 1940 Act, the Board requested, and BNYM Adviser and Alcentra NY provided, materials relating to the Transaction, Alcentra NY, Alcentra Group Holdings, Inc. and Franklin Templeton in connection with the Board’s consideration of whether to approve the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement. This included a description of the Transaction and its anticipated effects on Alcentra NY, as well as information regarding Alcentra Group Holdings, Inc. and its business activities, personnel and affiliates. The Board noted that BNYM Adviser and Alcentra NY represented that there would be no diminution in the nature, extent or quality of the services provided to the fund in connection with the implementation of the New Sub-Advisory Agreement or the Interim Sub-Advisory Agreement. Accordingly, the Board also considered information presented to them as part of the annual agreement review process at the 15(c) Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under state law and the 1940 Act. It was noted that the Transaction would comply with Section 15(f) of the 1940 Act in that 75% or more of the Board was comprised of Independent Board Members and would remain so for three years following the Closing Date, and that no “unfair burden” (as defined in the 1940 Act) would be imposed on the fund by Alcentra NY during the two-year period following the Closing Date.

In voting to approve the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement, the Board considered whether the approval of the agreements would be in the best interests of the fund and its shareholders, an evaluation based on several factors including those discussed below. The Independent Board Members were represented by legal counsel that is independent of BNYM Adviser and Alcentra NY in connection with their consideration of approval of the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement. The factors discussed below were also considered by the Independent Board Members in executive session during which such independent legal counsel provided guidance and a written description to the Independent Board Members of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements. Based on their discussions and considerations described below, the Board, including a majority of the Independent Board Members, approved the New Sub-Advisory Agreement, subject to shareholder approval, and the Interim Sub-Advisory Agreement that would go into effect, without shareholder approval, for a limited period of time only if shareholders have not approved the New Sub-Advisory Agreement on or before the Closing Date. It is currently anticipated that the New Sub-Advisory Agreement, if approved by shareholders, will be reviewed by the Board as part of its annual review of advisory arrangements for the fund in the first quarter of 2023.

Nature, Extent and Quality of Services to be Provided under the New Sub-Advisory Agreement. In examining the nature, extent and quality of the services to be provided by Alcentra NY to the fund under the New Sub-Advisory Agreement, the Board considered (i) Alcentra NY’s organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) Alcentra NY’s expertise in providing portfolio management services to the fund and the performance history of the fund; (iii) Alcentra NY’s investment strategy for the fund; (iv) the fund’s long- and short-term performance relative to comparable funds and unmanaged indices; and (v) Alcentra NY’s compliance program. The Board specifically took into account that there were currently no long-term or short-term plans to make changes to the investment policies, strategies or objective of the fund, or to the status of Chris Barris and Kevin Cronk as primary portfolio managers of the fund, as a result of the Transaction or in connection with the implementation of the New Sub-Advisory Agreement. The Board members considered the specific responsibilities in all aspects of the day-to-day management of the fund by Alcentra NY, and the fact that existing management of Alcentra currently expects that the involvement of Messrs. Barris and Cronk in the portfolio management of the fund will be unaffected by the Transaction. The Board also considered the financial resources that will be available to Alcentra NY. The fund’s Chief Compliance Officer discussed the compliance infrastructure of the fund following the Transaction. The Board also discussed the acceptability of the terms of the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement.

The Board concluded that the fund will continue to benefit from the quality and experience of Alcentra NY’s investment professionals, specifically including Messrs. Barris and Cronk, who will continue to provide services to the fund after the Transaction. Based on its consideration and review of the foregoing information, the Board concluded that it was satisfied with the nature, extent and quality of the sub-investment advisory services expected to be provided by Alcentra NY.

Fund Investment Performance. Because existing management of Alcentra currently expects that the involvement of Messrs. Barris and Cronk in the portfolio management of the fund will be unaffected by the Transaction, the Board members considered the investment performance of those investment professionals in managing the fund’s portfolio as a factor in evaluating the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement.

At the 15(c) Meeting, the Board received and reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing the fund’s performance with the performance of a group of funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2021. It was noted that, while the Board has found the Broadridge data generally useful, the Board members

INFORMATION ABOUT THE APPROVAL OF THE FUND’S INTERIM AND NEW SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

recognized the limitations of such data, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. BNYM Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board concluded that it was generally satisfied with the fund’s overall performance and portfolio management.

At the August Meeting, the Board reviewed updated reports prepared by Broadridge which included information comparing the fund’s performance with its Performance Group and Performance Universe, all for various periods ended May 31, 2022. BNYM Adviser also provided information comparing the fund’s performance with its benchmark index and Morningstar category percentile ranking, all for various periods ended July 31, 2022. The Board discussed with representatives of BNYM Adviser and Alcentra NY the results of the comparisons and considered the fund’s performance in light of overall financial market conditions. Where the fund’s total return performance was below the median during specified periods, the Board noted the explanations from BNYM Adviser and Alcentra NY concerning the fund’s relative performance versus the Performance Group or Performance Universe for such periods. Based on its review, the Board concluded that it was generally satisfied with the fund’s overall performance and portfolio management.

The Board members discussed with representatives of BNYM Adviser and Alcentra NY that the investment strategies to be employed by Alcentra NY in the management of the fund’s assets are currently expected to remain the same under the New Sub-Advisory Agreement. The Board also considered the fact that existing management of Alcentra currently expects that the involvement of Messrs. Barris and Cronk in the portfolio management of the fund will be unaffected by the Transaction. Based on its consideration and review of the foregoing, the Board concluded that these factors supported a decision to approve the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement.

Management Fee and New Sub-Advisory Fee and Expense Ratio. The Board considered the proposed fee payable under the New Sub-Advisory Agreement, noting that the proposed fee would be paid by BNYM Adviser, as is the case under the Current Sub-Advisory Agreement, and, thus, would not impact the fees paid by the fund. At the 15(c) Meeting, the Board reviewed and considered the contractual management fee payable by the fund to BNYM Adviser pursuant to the Management Agreement and the fee payable by BNYM Adviser to Alcentra NY pursuant to the Current Sub-Advisory Agreement. The Board also reviewed reports prepared by Broadridge which included information comparing the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Board also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board concluded that the fees paid to BNYM Adviser were appropriate under the circumstances and in light of the factors and the totality of the services provided.

At the August Meeting, the Board considered the proposed fee payable to Alcentra NY under the New Sub-Advisory Agreement in relation to the fee paid to BNYM Adviser by the fund and the respective services provided by Alcentra NY and BNYM Adviser. The Board noted that the proposed fee would be the same as that payable under the Current Sub-Advisory Agreement and that the proposed fee would be paid by BNYM Adviser, as is the case under the Current Sub-Advisory Agreement, and, thus, would not impact the fees paid by the fund. The Board reviewed updated reports prepared by Broadridge which included information comparing the fund’s actual and contractual management fees and total expenses with those of its Expense Group and Expense Universe, the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Board also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board determined that the advisory fees and other expenses continued to be reasonable in light of the nature, extent and quality of the services to be provided to the fund under the Management Agreement and New Sub-Advisory Agreement. The Board concluded that the proposed fee payable by BNYM Adviser to Alcentra NY in its capacity as sub-investment adviser was reasonable and appropriate.

Profitability. The Board recognized that, because the proposed fee payable under the Sub-Advisory Agreement to Alcentra NY would be paid by BNYM Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Management Agreement. At the 15(c) Meeting, the Board received and considered a profitability analysis of BNYM Adviser and its affiliates in providing services to the fund. BNYM Adviser representatives reviewed the expenses allocated and profit received by BNYM Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to BNYM Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by BNYM Adviser and its affiliates.

At the August Meeting, the Board noted that because Alcentra NY would no longer be an affiliate of BNYM Adviser after the Closing Date, the fee payable to Alcentra NY by BNYM Adviser under the New Sub-Advisory Agreement would have the effect of potentially reducing BNYM Adviser’s profitability with respect to the fund. The Board, therefore, determined that BNYM Adviser’s expected profitability should not be excessive in light of the nature, extent and quality of the services to be provided to the fund after the Transaction. Consideration of profitability with respect to Alcentra NY was not relevant to the Board’s determination to approve the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement.

Economies of Scale. The Board recognized that, because the proposed fee payable under the New Sub-Advisory Agreement to Alcentra NY would be paid by BNYM Adviser,

INFORMATION ABOUT THE APPROVAL OF THE FUND’S INTERIM AND NEW SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Management Agreement. At the 15(c) Meeting, the Board discussed any economies of scale or other efficiencies that may result from increases in the fund’s assets. The Board noted that there are various ways to share potential economies of scale with fund shareholders and that it appeared that the benefits of any economies of scale would be appropriately shared with shareholders.

At the August Meeting, the Board concluded that no material impact to the analysis of economies of scale is expected as a result of the Transaction and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

Other Benefits to Alcentra NY. At the August Meeting, the Board considered potential benefits to Alcentra NY from acting as sub-investment adviser and noted that no such ancillary benefits were indicated. At the August Meeting, the Board also considered the benefits to be received by BNY Mellon and Alcentra NY as a result of the Transaction and determined that any such ancillary benefits were reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Board Members, approved the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement for the fund.

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For More Information

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Alcentra NY, LLC
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Registrar

Computershare Inc.

480 Washington Boulevard
Jersey City, NJ 07310
Dividend Disbursing Agent

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol:	XALCX

For more information about the fund, visit https://im.bnymellon.com/us/en/intermediary/funds/05589D109#?section=fees. Here you will find the fund’s daily and most recently available quarterly net asset values, press releases, quarterly fact sheets and portfolio manager commentary, distribution information, the fund’s Top 10 portfolio holdings and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0816SA0922

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The fund did not participate in a securities lending program during this period.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: November 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: November 21, 2022

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: November 21, 2022

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)